                                                         Exhibit 10(j)(vi)
                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                           KING OF PRUSSIA, PA 19406


                                 June 30, 1996


PNC Bank, National Association,
  as Agent
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attn:  Marcie Knittel, Vice President

                 RE:      Fifth Amendment to Credit Agreement (the "Fifth
                          Amendment")

Dear Marcie:

                 We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

                 The Borrowers and Guarantors, the Banks and the Agent hereby desire to amend the Credit Agreement, as hereinafter provided.

                 The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

                                   AGREEMENT

         1.      Amendment of Credit Agreement

                 The parties hereto do hereby modify and amend the Credit Agreement as follows:

                 (a) Cover page is hereby amended by deleting in line 1 the number "$175,000,000" and inserting in lieu thereof the number "150,000,000".

                 (b) Recital paragraph 1, page 1, is hereby amended by deleting in line 3 the number "$175,000,000" and inserting in lieu thereof the number "$150,000,000".

                 (c) Upon the effectiveness of this Fifth Amendment and for periods subsequent to such effective date, NatWest Bank N.A. (which has merged with and into Fleet Bank, N.A., with Fleet Bank, N.A. as the surviving entity) shall no longer be a Bank.

         2.      Amendment to Schedules.

                 (a) Schedules. Schedule 1.01(B) [List of Banks, Commitments and Closing Fees] to the Agreement is hereby amended and restated in its entirety in the form of such Schedule attached hereto.

         3.      Conditions of Effectiveness.

         The effectiveness of this Fifth Amendment is expressly conditioned upon the occurrence and completion of all of the following: (i) the Agent's receipt of counterparts of this Fifth Amendment duly executed by the Borrowers, the Guarantors and the Banks; (ii) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrowers and Guarantors, certifying as to all action taken by the Borrowers and Guarantors to authorize the execution, delivery and performance of this Fifth Amendment; (iii) an opinion of Peter D. Bewley, General Counsel of the Loan Parties reasonably satisfactory to the Agent regarding this Fifth Amendment; and (iv) receipt by Fleet Bank, N.A. of all principal due and payable to Fleet Bank, N.A. together with accrued interest thereon and any outstanding fees payable through and including the effective date of this Fifth Amendment.

                 This Fifth Amendment shall be dated as of and shall be effective as of the date and year first above written which shall be the date of satisfaction of all conditions precedent to effectiveness as set forth in this Section 3.

         4.      Consent of All Banks.

                 Pursuant to Section 11.01(b) of the Credit Agreement, this Fifth Amendment shall require the written consent of all of the Banks.

         5.      Full Force and Effect.

                 Except as expressly modified and amended by this Fifth Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

         6.      Costs, Expenses, Disbursements.

                 The Borrowers hereby agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Fifth Amendment which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.

         7.      Counterparts.

                 This Fifth Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

         8.      Governing Law.

                 This Fifth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                 [Signature Page 1 of 7 to Fifth Amendment]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Fifth Amendment as of the day and year first above written.

                                                 BORROWERS AND GUARANTORS:

ATTEST:                                              NOVACARE, INC., a Delaware corporation, and each of the other BORROWERS listed on Schedule 6.01(c) of the Credit Agreement (which Schedule is attached hereto as Exhibit I) and each of the GUARANTORS listed on Schedule 6.01(c) of the
                                                     Credit Agreement (which Schedule is attached hereto as Exhibit I), other than those listed below


By:                                                  By:
   -----------------------                              ------------------------------
                                                                               [Name],
                                                     --------------------------
   [Seal]                                            the________________________[Title] of each Borrower and Guarantor listed on
                                                     Schedule 6.01(c) of the Credit Agreement (which Schedule is attached hereto as
                                                     Exhibit I), other than those listed below, which is a corporation and of each general partner of each Borrower and Guarantor which is a partnership

ATTEST:                                              NACC, INC., a Delaware Corporation


By:                                                  By:
   -----------------------                              ------------------------------
                                                                               [Name],
                                                     --------------------------
   [Seal]                                            the________________________[Title] of NACC, Inc.

                  [Signature Page 2 of 7 to Fifth Amendment]


ATTEST:                                            CR SERVICES CORP., a Delaware corporation


By:                                                By:
   -----------------------                            ------------------------------
                                                                             [Name],
                                                   --------------------------
   [Seal]                                          the________________________[Title] of
                                                   CR Services Corp.

                                                   Address for Notices for each of the
                                                   foregoing Borrowers and Guarantors:

                                                   1016 West Ninth Avenue
                                                   King of Prussia, PA  19406

                                                   Telecopier No. (610) 992-3328
                                                   Attention:  Chief Financial Officer
                                                   Telephone No.  (610) 992-7200

                  [Signature Page 3 of 7 to Fifth Amendment]



                             [INTENTIONALLY BLANK]

                  [Signature Page 4 of 7 to Fifth Amendment]

                                  AGENT:

                                     PNC BANK, NATIONAL ASSOCIATION, as Agent


                                     By:
                                        --------------------------------

                                     Title:
                                           -----------------------------

                                     Address for Notices:

                                     One PNC Plaza
                                     Fifth Avenue and Wood Street
                                     Pittsburgh, PA  15265

                                     Telecopier No. (412) 762-2784
                                     Attention: Regional Healthcare Group
                                     Telephone No.  (412) 762-8343


                                  BANKS:

                                     PNC BANK, NATIONAL ASSOCIATION


                                     By:
                                        --------------------------------

                                     Title:
                                           -----------------------------

                                     Address for Notices:

                                     One PNC Plaza
                                     Fifth Avenue and Wood Street
                                     Pittsburgh, PA  15265

                                     Telecopier No. (412) 762-2784
                                     Attention: Regional Healthcare Group
                                     Telephone No.  (412) 762-8343

                  [Signature Page 5 of 7 to Fifth Amendment]

                                     CORESTATES BANK, N.A.

                                     By:
                                        ------------------------------
                                     Name:
                                          ----------------------------
                                     Title:
                                           ---------------------------
                                     Address for Notices:

                                     1339 Chestnut Street
                                     P.O. Box 7618
                                     FC 1-8-3-22
                                     Philadelphia, PA  19101

                                     Telecopier No. (215) 786-7721
                                     Attention: Jennifer W. Leibowitz
                                                Assistant Vice President
                                     Telephone No.  (215) 786-3972

                                     FIRST UNION NATIONAL BANK
                                     OF NORTH CAROLINA

                                     By:
                                        ------------------------------
                                     Name:  James F. Young
                                     Title: Assistant Vice President

                                     Address for Notices:

                                     One First Union Center
                                     301 S. Giles Street
                                     Charlotte, NC  28288-0735

                                     Telecopier No. (704) 374-4092
                                     Attention: James F. Young,
                                     Assistant Vice President
                                     Telephone No.  (704) 383-0507

                  [Signature Page 6 of 7 to Fifth Amendment]

                                     FLEET BANK OF MASSACHUSETTS, N.A.

                                     By:
                                        ------------------------------
                                     Name:
                                          ----------------------------
                                     Title:
                                           ---------------------------

                                     Address for Notices:

                                     Health Care and Non Profit Group
                                     Fleet Center MA BOF 04A
                                     75 State Street
                                     Boston, MA  02109-1810

                                     Telecopier No.  (617) 346-1646
                                     Attention:  Amy Fredericks
                                     Vice President
                                     Telephone No.   (617) 346-1629

                                     MELLON BANK, N.A.

                                     By:
                                        ------------------------------
                                     Name:
                                          ----------------------------
                                     Title:
                                           ---------------------------

                                     Address for Notices:

                                     Healthcare Banking
                                     Plymouth Meeting/Exec. Campus
                                     610 W. Germantown Pike
                                     Suite 200/AIM #19E-0246
                                     Plymouth Meeting, PA  19462

                                     Telecopier No. (610) 941-4136
                                     Attention:  Carol Paige
                                                 Vice President
                                     Telephone No.  (610) 941-8409

                  [Signature Page 7 of 7 to Fifth Amendment]

                                     NATIONSBANK, N.A.


                                     By:
                                        ------------------------------
                                     Name:
                                          ----------------------------
                                     Title:
                                           ---------------------------
                                     Address for Notices:

                                     6610 Rockledge Drive
                                     1st Floor
                                     Bethesda, MD  20817-1876

                                     Telecopier No. (301) 571-0719
                                     Attention:  Michael B. Andry
                                                 Vice President
                                     Telephone No. (301) 571-0710


                                     FLEET BANK, N.A.


                                     By:
                                        ------------------------------
                                     Name:
                                          ----------------------------
                                     Title:
                                           ---------------------------

                                     Address for Notices:

                                     1133 Avenue of the Americas
                                     40th Floor
                                     New York, NY  10036

                                     Telecopier No. (212) 703-1744
                                     Attention: W. Wakefield Smith
                                                Vice President
                                     Telephone No. (212) 703-1714

                                                         Exhibit 10(j)(vii)
                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                           KING OF PRUSSIA, PA 19406


                                 June 30, 1996


PNC Bank, National Association,
  as Agent
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attn:  Marcie Knittel, Vice President

            RE:      Sixth Amendment to Credit Agreement (the "Sixth Amendment")

Dear Marcie:

                 We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

                 The Borrowers and Guarantors, the Banks and the Agent hereby desire to amend the Credit Agreement, as hereinafter provided.

                 The Borrowers have requested that the Banks waive the limitation set forth in Section 8.02(j)(ii) of the Credit Agreement for the limited purpose of permitting Nova Care to repurchase up to $55 million of its common stock during the fiscal year beginning July 1, 1995 and ending June 30, 1996.

                 The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

                                   AGREEMENT

         1. Amendment and Restatement. Articles I through XI of the Credit Agreement are hereby amended and restated in their entirety as of the date hereof to read as set forth on Exhibit I hereto (The cover page, opening paragraph and recitals to the Agreement are also included in Exhibit I for convenience).

         2.      Amendment to Exhibits and Schedules.

                 (a) Exhibits. The following Exhibits to the Credit Agreement are hereby amended and restated in their entirety in the forms of such Exhibits attached hereto:


                 Exhibit 1.01(P)(1)(E)     Permitted Poolings Notice Certificate
                 Exhibit 1.01(P)(1)(F)     Permitted Poolings Approval
                                           Certificate - Agent
                 Exhibit 1.01(P)(1)(G)     Permitted Poolings Approval
                                           Certificate - Required Banks
                 Exhibit 1.01(P)(2)        Permitted Purchases Approval
                                           Certificate - Required Banks
                 Exhibit 8.01(m)(iii)      Compliance Certificate

                 (b) Schedules. The following Schedules to the Credit Agreement are hereby amended and restated in their entirety in the forms of such Schedules attached hereto:

                 Schedule 1.01(E)          Excluded Entities
                 Schedule 6.01(c)          Subsidiaries

3.       Closing Fees.

         The Borrowers, jointly and severally, agree to pay to the Agent for the account of each Bank, as consideration for this Sixth Amendment, a nonrefundable fee equal to the amount set forth across from such Bank's name on
Exhibit II hereto, payable on or before the Sixth Amendment Effective Date.

         4.      Dissolution of NovaCare Management.

         NovaCare represents and warrants that it has caused the dissolution of NovaCare Management in accordance with the provisions of Section 8.02(d) of the Credit Agreement and delivered evidence of such dissolution to the Agent, in form and substance satisfactory to the Agent.


         5.      Waivers.

                 (a)      Waiver - Section 8.02(j)(ii)

                 The Banks hereby waive the percentage limitation set forth in
Section 8.02(j)(ii) of the Credit Agreement which prohibits payments by NovaCare for stock repurchases or redemptions exceeding twenty-five percent (25%) of consolidated net income earned in respect of any fiscal year for the sole, limited purpose of permitting Nova Care to repurchase, during the fiscal year beginning July 1, 1995 and ending June 30, 1996, up to an aggregate maximum amount of $55 million of its capital stock (such $55 million maximum amount to be based upon the close price of the stock on each date of repurchase as quoted on the New York Stock Exchange), so long as no Event of Default or Potential Event of Default shall have occurred or be continuing or shall exist after giving effect to any and all such repurchases.

                 (b) Waiver - Compliance Certificate for Quarter Ended March 31, 1996

                 It is acknowledged that the compliance certificate delivered to the Banks by the Borrowers for the quarter ended March 31, 1996, as required by Section 8.01(m)(iii) of the Credit Agreement, was prepared and calculations set forth therein were made in accordance with the Credit Agreement as amended and restated by this Sixth Amendment. The Banks hereby waive the requirement of the Borrowers to provide a compliance certificate pursuant to Section 8.01(m)(iii) of the Credit Agreement for the quarter ended March 31, 1996 prepared and calculated in accordance with the Credit Agreement in effect at the time of delivery of such compliance certificate for such fiscal quarter.

         6.      Conditions of Effectiveness.

         The effectiveness of this Sixth Amendment and Waiver is expressly conditioned upon the occurrence and completion of all of the following: (i) receipt by the Agent of the nonrefundable fee set forth in that certain letter agreement among the Agent and the Borrowers with respect to this Sixth Amendment; (ii) receipt by the Agent on behalf of the Banks of the nonrefundable fees equal to the aggregate of the amounts set forth on Exhibit II hereto; (iii) the Agent's receipt of counterparts of this Sixth Amendment duly executed by the Borrowers, the Guarantors and the Banks; (iv) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrowers and Guarantors, certifying as to all action taken by the Borrowers and Guarantors to authorize the execution, delivery and performance of this Sixth Amendment; (v) an opinion of Peter D. Bewley, General Counsel of the Loan Parties, reasonably satisfactory to the Agent regarding this Sixth Amendment, and (vi) with respect to each new Guarantor or new Borrower (a "Joining Subsidiary") documentation as required under Section 11.18 of the Credit Agreement, including without limitation the completion of the following: (1) executing and delivering to the Agent (A) in the case of a Joining Subsidiary which becomes a Borrower, a Revolving Credit Note in the form of Exhibit 1.01(R) to the Credit Agreement, payable to each Bank, (B) a joinder to the Credit Agreement in form satisfactory to the Agent, (C) a counterpart signature page to the Guaranty Agreement executed by certain Loan Parties which is in the form of Exhibit 1.01(G)(1) to the Credit Agreement,, in the case of a Joining Subsidiary which becomes a Borrower, and Exhibit 1.01(G)(2) to the Credit Agreement, in the case of a Joining Subsidiary which becomes a Guarantor, (D) if it owns stock or other ownership interests in any Qualifying Subsidiary, a joinder to the Pledge Agreement executed by certain Loan Parties which is in the form of Exhibit 1.01(P)(4) to the Credit Agreement, 1.01(P)(5) to the Credit Agreement, or 1.01(P)(6) to the Credit Agreement, as applicable, and delivering, as applicable, the original certificates evidencing such stock or other ownership interest if it is certificated with appropriate stock powers or other assignments signed in blank and UCC-1 financing statements necessary to perfect the security interests of the Agent for the benefit of the Banks therein, (E) a joinder to the Subordination

Agreement (Intercompany) executed by certain Loan Parties which is in the form of Exhibit 1.01(S) to the Credit Agreement, (F) a joinder to the Agency Agreement executed by certain Loan Parties appointing NovaCare as agent; (2) delivering to the Agent an opinion of Peter D. Bewley, General Counsel of the Loan Parties, reasonably satisfactory to the Agent regarding such Joining Subsidiary and such joinder; (3) delivering to the Agent certified copies of its organizational documents and other documents as requested by the Agent; and
(4) the Loan Party which owns the stock or other ownership interest of the Joining Subsidiary shall execute and deliver to the Agent for the benefit of the Banks a Pledge Agreement in the form of Exhibit 1.01(P)(4), 1.01(P)(5) or 1.01(P)(6) to the Credit Agreement, as applicable, and the original certificates evidencing such stock or other ownership interest if it is certificated with appropriate stock powers or other assignments signed in blank and UCC-1 financing statements necessary to perfect the security interests of the Agent for the benefit of the Banks therein, and (G) updated Schedules to the Credit Agreement and the other Loan Documents, if any, to update such schedules with respect to each Joining Subsidiary, such updated Schedules to be in form and substance satisfactory to the Required Banks.

                 This Sixth Amendment shall be dated as of and shall be effective as of the date and year first above written subject to satisfaction of all conditions precedent to effectiveness as set forth in this Section 5, which date shall be the Sixth Amendment Effective Date.

         7.      Consent of All Banks.

                 Pursuant to Section 11.01(b) of the Credit Agreement, this Sixth Amendment shall require the written consent of all of the Banks.

         8.      Full Force and Effect.

                 Each of the following documents shall remain in full force and effect on and after the date of this Amendment:

                 (a) each of the Schedules attached to the Credit Agreement except for Schedules which are being amended and restated hereby;

                          (ii)    each of the Exhibits attached to the Credit
Agreement except for Exhibits which are being amended and restated hereby; and

                          (iii)   the Notes, the Guaranty Agreements, the
Pledge Agreements, the Agent's Fee Letter, the Subordination Agreement (Intercompany), the Borrower Agency Agreement and all other Loan Documents (except for Articles I through XI of the Agreement and the Exhibits and Schedules thereto listed in Paragraph 2 hereof, each of which are being amended and restated hereby) remain in full force and effect on and after the date hereof. On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder" or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and each reference in each other Loan Document to the "Credit Agreement" shall mean and be a reference to the Credit Agreement, as previously amended and as amended by this Amendment. No novation is intended by this Sixth Amendment.

                 The parties hereto do not amend or waive any provisions of the Agreement or the other Loan Documents except as expressly set forth herein.

         9.      Costs, Expenses, Disbursements.

                 The Borrowers hereby agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Sixth Amendment which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.

         10.     Counterparts.

                 This Sixth Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

         11.     Governing Law.

                 This Sixth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.


                             [INTENTIONALLY BLANK]

                   [Signature Page 1 of 7 to Sixth Amendment]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Sixth Amendment as of the day and year first above written.

                                                 BORROWERS AND GUARANTORS:

ATTEST:                                              NOVACARE, INC., a Delaware corporation, and each of the other BORROWERS listed on Schedule 6.01(c) of the Credit Agreement (which Schedule is attached hereto as Exhibit [III]) and each of the GUARANTORS listed on Schedule 6.01(c) of the
                                                     Credit Agreement (which Schedule is attached hereto as Exhibit [III]), other than those listed below


By:                                                  By:
   -----------------------                              ------------------------------
                                                                               [Name],
                                                     --------------------------
   [Seal]                                            the________________________[Title] of each Borrower and Guarantor listed on
                                                     Schedule 6.01(c) of the Credit Agreement  (which Schedule is attached hereto as
                                                     Exhibit [III]), other than those listed below, which is a corporation and of each general partner of each Borrower and Guarantor which is a partnership

ATTEST:                                              NACC, INC., a Delaware Corporation


By:                                                  By:
   -----------------------                              ------------------------------
                                                                               [Name],
                                                     --------------------------
   [Seal]                                            the                        [Title] of NACC, Inc.
                                                        ------------------------

                   [Signature Page 2 of 7 to Sixth Amendment]


ATTEST                                             CR SERVICES CORP., a Delaware corporation


By:                                                By:
   -----------------------                            ------------------------------
                                                                             [Name],
                                                   --------------------------
   [Seal]                                          the ________________________[Title] of
                                                   CR Services Corp.

                                                   Address for Notices for each of the
                                                   foregoing Borrowers and Guarantors:

                                                   1016 West Ninth Avenue
                                                   King of Prussia, PA  19406

                                                   Telecopier No. (610) 992-3328
                                                   Attention:  Chief Financial Officer
                                                   Telephone No.  (610) 992-7200

                  [Signature Page 3 of 7 to Sixth Amendment]



                            [INTENTIONALLY BLANK]

                  [Signature Page 4 of 7 to Sixth Amendment]

                                    AGENT:

                                       PNC BANK, NATIONAL ASSOCIATION, as Agent


                                       By:
                                          --------------------------------
                                       Title:
                                             -----------------------------

                                       Address for Notices:

                                       One PNC Plaza
                                       Fifth Avenue and Wood Street
                                       Pittsburgh, PA  15265

                                       Telecopier No. (412) 762-2784
                                       Attention: Regional Healthcare Group
                                       Telephone No.  (412) 762-8343


                                    BANKS:

                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:
                                          --------------------------------
                                       Title:
                                             -----------------------------

                                       Address for Notices:

                                       One PNC Plaza
                                       Fifth Avenue and Wood Street
                                       Pittsburgh, PA  15265

                                       Telecopier No. (412) 762-2784
                                       Attention: Regional Healthcare Group
                                       Telephone No.  (412) 762-8343

                  [Signature Page 5 of 7 to Sixth Amendment]

                                       CORESTATES BANK, N.A.

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                       Address for Notices:



                                       1339 Chestnut Street
                                       P.O. Box 7618
                                       FC 1-8-3-22
                                       Philadelphia, PA  19101

                                       Telecopier No. (215) 786-7721
                                       Attention:  Jennifer W. Leibowitz
                                                   Assistant Vice President
                                       Telephone No.  (215) 786-3972

                                       FIRST UNION NATIONAL BANK
                                       OF NORTH CAROLINA

                                       By:
                                          --------------------------------
                                       Name:  James F. Young
                                       Title: Assistant Vice President

                                       Address for Notices:

                                       One First Union Center
                                       301 S. Giles Street
                                       Charlotte, NC  28288-0735

                                       Telecopier No. (704) 374-4092
                                       Attention: James F. Young,
                                       Assistant Vice President
                                       Telephone No.  (704) 383-0507

                  [Signature Page 6 of 7 to Sixth Amendment]

                                       FLEET BANK OF MASSACHUSETTS, N.A.

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                       Address for Notices:

                                       Health Care and Non Profit Group
                                       Fleet Center MA BOF 04A
                                       75 State Street
                                       Boston, MA  02109-1810

                                       Telecopier No.  (617) 346-1634
                                       Attention:  Amy Fredericks
                                       Vice President
                                       Telephone No.   (617) 346-1646

                                       MELLON BANK, N.A.

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

                                       Address for Notices:

                                       Healthcare Banking
                                       Plymouth Meeting/Exec. Campus
                                       610 W. Germantown Pike
                                       Suite 200/AIM #19E-0246
                                       Plymouth Meeting, PA  19462

                                       Telecopier No. (610) 941-4136
                                       Attention:  Carol Paige
                                                   Vice President
                                       Telephone No.  (610) 941-8409

                  [Signature Page 7 of 7 to Sixth Amendment]


                                       NATIONSBANK, N.A.


                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------
                                       Address for Notices:

                                       6610 Rockledge Drive
                                       1st Floor
                                       Bethesda, MD  20817-1876

                                       Telecopier No. (301) 571-0719
                                       Attention:  Michael B. Andry
                                                   Vice President
                                       Telephone No. (301) 571-0710

                                  EXHIBIT I




                        AMENDED AND RESTATED ARTICLES
                       I THROUGH XI OF CREDIT AGREEMENT

                                                                SCHEDULE 6.01(c)
                                                            REVISED JUNE 30,1996
                                  SUBSIDIARIES

I.  SUBSIDIARY CORPORATIONS

                                                     Borrower/            Authorized            No. Shares
              Subsidiary            Jurisdiction      Guarantor             Capital               Issued            Shareholder(s)
              ----------            ------------      ---------           ----------            ----------          --------------
 Advance Orthotics, Inc.                Texas             G    50,000 common shares, no par       50,000    NovaCare Orthotics &
                                                               value                                        Prosthetics West, Inc.

 Affiliated Physical Therapists, Ltd.   Arizona           G    120,091 common shares, $1 par      35,600    RehabClinics, Inc.
                                                               value 83,067 preferred shares,
                                                               $1 par value

 Atlantic Rehabilitation Services,      New Jersey        G    1,000 shares, no par value           20      RehabClinics, Inc.
 Inc.

 Boca Rehab Agency, Inc.                Delaware          G    1,000 common shares, $.01 par       1,000    RehabClinics, Inc.
                                                               value

 Bowman-Shelton Orthopedic              Oklahoma          G    3,000 common shares,                3,000    NovaCare Orthotics &
 Service, Incorporated                                         $1.00 par value                              Prosthetics East, Inc.

 Buendel Physical Therapy, Inc.         Florida           G    750 common shares, $10.00 par        100     RehabClinics, Inc.
                                                               value

 Cannon & Associates, Inc.              Delaware          G    10,000 common shares, no par        3,000    NovaCare, Inc. (PA)
                                                               value
                                                               1,286 cumulative redeemable
                                                               preferred shares, $.01 par
                                                               value

 Cenla Physical Therapy                 Louisiana         G    10,000 shares, no par value         2,000    RehabClinics, Inc.
 & Rehabilitation Agency, Inc.

                                                     Borrower/      Authorized                 No. Shares
              Subsidiary            Jurisdiction      Guarantor       Capital                    Issued            Shareholder(s)
              ----------            ------------      ---------     ----------                 ----------          --------------
 Center for Physical Therapy and        New Mexico         G    500,000 common shares, no par      1,000         RehabClinics, Inc.
 Sports Rehabilitation, Inc.                                    value

 CenterTherapy, Inc.                    Minnesota          G    50,000 Class A voting shares,      475 Class     RehabClinics, Inc.
                                                                $.01 par value, 50,000 Class B     A voting
                                                                non-voting shares, $.01 par
                                                                value

 Coplin Physical Therapy Associates,    Minnesota          G    2,500 common shares, no par        100          RehabClinics, Inc.
 Inc.                                                           value

 CR Services Corp.                      Delaware           G    1,000 common shares, $.01 par      100          NovaCare, Inc. (DE)
                                                                value

 Crowley Physical Therapy Clinic, Inc.  Louisiana          G    10,000 common shares, no par       500          RehabClinics, Inc.
                                                                value

 Douglas Avery and Associates, Ltd.     Virginia           G    500 Series A Voting Common         100          RehabClinics, Inc.
                                                                Shares, $10.00 par value
                                                                300 Series B Non-Voting Common
                                                                Shares, $.01 par value

 Douglas C. Claussen, R.P.T., Physical  California         G    50,000 shares, no par value        10,187        RehabClinics, Inc.
 Therapy, Inc.

 Francis Naselli, Jr. & Stewart Rich    Pennsylvania       G    1,000 common shares, no par        1,000         RehabClinics, Inc.
 Physical Therapists, Inc.                                      value

 Galaxy Service Corporation             Illinois          --    1,200 Class A common shares, no                  RCI (S.P.O.R.T.),
                                                                par value                                        Inc. (60%)

 Gallery Physical Therapy               Minnesota          G    1,048.85 common shares,   no       1,048.85      RehabClinics, Inc.
 Center, Inc.                                                   par value

                                                  Borrower/           Authorized              No. Shares
              Subsidiary            Jurisdiction   Guarantor            Capital                 Issued        Shareholder(s)
              ----------            ------------   ---------          ----------              ----------      --------------
 Georgia Physical Therapy of West       Georgia         G      5,000,000 common shares, $.01    1,000,200  RehabClinics, Inc.
 Georgia, Inc.                                                 par value

 Georgia Physical Therapy, Inc.         Georgia         G      100,000 shares, $.50 par value      1,000   RehabClinics, Inc.

 Greater Sacramento Physical Therapy    California      G      100,000 common shares No par       38,250   RehabClinics, Inc.
 Associates, Inc.                                              value                              11,250   Peters, Starkey &
                                                                                                           Todrank Physical
                                                                                                           Therapy Corporation

 Gulf Breeze Physical Therapy, Inc.     Florida         G      7,500 common shares, $1.00 par      200     RehabClinics, Inc.
                                                               value

 Gulf Coast Hand Specialists, Inc.      Florida         G      7,500 common shares, $1.00 par      100     RehabClinics, Inc.
                                                               value

 Hand Therapy and Rehabilitation        California      G      10,000 common shares, no par       6,000    RehabClinics, Inc.
 Associates, Inc.                                              value

 Hand Therapy Associates, Inc.          Arizona         G      1,000,000 common shares, $10        250     RehabClinics, Inc.
                                                               par value

 Hawley Physical Therapy, Inc.          California      G      100,000 common shares, no par     20,000    RehabClinics, Inc.
                                                               value

 Heartland Rehabilitation, Inc.         Indiana         G      1,000 common shares, no par         100     NovaCare, Inc. (PA)
                                                               value

 Indianapolis Physical Therapy and      Indiana         G      400,000 common shares, no par     267,808   RehabClinics, Inc.
 Sports Medicine, Inc.                                         value

 Jim All, Inc.                          Texas          --      1,000,000 shares, $1.00 par        1,000    NovaCare Orthotics &
                                                               value                                       Prosthetics West, Inc.

                                                     Borrower/            Authorized             No. Shares
            Subsidiary              Jurisdiction      Guarantor             Capital                Issued     Shareholder(s)
            ----------              ------------      ---------           ----------              ----------  --------------
 Kesinger Physical Therapy, Inc.        California         G      10,000 common shares, no par      1,000     RehabClinics, Inc.
                                                                  value


 Life Dimensions of California, Inc.    California         G      1,000 shares, no par value         50       NovaCare, Inc. (PA)

 Lynn M. Carlson, Inc.                  Arizona            G      1,000,000 common shares, $1 par   6,400     RehabClinics, Inc.
                                                                  value

 McFarlen & Associates, Inc.            Texas             --      100,000 common shares, $.10 par   1,000     NovaCare Orthotics &
                                                                  value                                       Prosthetics West, Inc.

 Michigan Therapy Centre, Inc.          Michigan           G      50,000 common shares, $.01 par   11,765     RehabClinics, Inc.
                                                                  value

 Mill River Management, Inc.            Delaware           G      1,000 common shares, $.01 par     1,000     RehabClinics, Inc.
                                                                  value

 Mitchell Tannenbaum I, Inc.            Illinois           G      1,000 common shares, no par        100      RCI (S.P.O.R.T.), Inc.
                                                                  value

 Mitchell Tannenbaum II, Inc.           Illinois           G      1,000 common shares, no par        100      RCI (S.P.O.R.T.), Inc.
                                                                  value

 Mitchell Tannenbaum III, Inc.          Illinois           G      1,000 common shares, no par        100      RCI (S.P.O.R.T.), Inc.
                                                                  value

 Monmouth Rehabilitation, Inc.          New Jersey         G      100 shares, no par value           80       RehabClinics, Inc.

 NACC, Inc.                             Delaware           B      1,000 common shares, $.01 par      25       RehabClinics, Inc.
                                                                  value                              25       NovaCare Orthotics &
                                                                                                              Prosthetics, Inc.
                                                                                                     125      NovaCare, Inc. (PA)

                                                        Borrower/        Authorized              No. Shares
              Subsidiary              Jurisdiction      Guarantor          Capital                 Issued     Shareholder(s)
              ----------              ------------      ---------        ----------               ----------  --------------
 National Rehab Services                California        G      1,000,000 common shares, no par   5,000      NovaCare, Inc. (PA)
                                                                 value

 NC Cash Management, Inc.               Delaware          G      1,000 common shares, $.01          100       NC Resources, Inc.
                                                                 par value

 NC Resources, Inc.                     Delaware          G      1,000 common shares, $.01 par      100       NovaCare, Inc. (DE)
                                                                 value

 New Mexico Physical Therapists, Inc.   New Mexico        G      50,000 common shares, $1.00 par    559       RehabClinics, Inc.
                                                                 value

 Northside Physical Therapy, Inc.       Ohio              G      500 common shares, without par     100       RehabClinics, Inc.
                                                                 value

 NovaCare (Arizona), Inc.               Arizona           G      1,000 shares, no par value        1,000      NovaCare, Inc. (PA)

 NovaCare (Colorado), Inc.              Delaware          G      1,000 common shares, $.01 par     1,000      NovaCare, Inc. (PA)
                                                                 value

 NovaCare (Illinois), Inc.              Illinois          G      1,000 shares, no par value        1,000      NovaCare, Inc. (PA)

 NovaCare (Texas), Inc.                 Texas             G      100 common shares, $.01 par        100       NovaCare, Inc. (PA)
                                                                 value

 NovaCare, Inc.                         Pennsylvania      G      5,000 common shares, no par       1,000      NC Resources, Inc.
                                                                 value

 NovaCare Management Company, Inc.      Delaware          G      1,000 common shares, $.01 par      100       NovaCare Orthotics &
                                                                 value                                        Prosthetics, Inc.

 NovaCare Management Services, Inc.     Delaware          G      1,000 common shares, $.01 par      100       NovaCare, Inc. (DE)
                                                                 value

 NovaCare Northside Therapy, Inc.       Minnesota         G      2,500 shares, $10.00 par value     100       NovaCare, Inc. (PA)

                                                        Borrower/       Authorized               No. Shares
              Subsidiary              Jurisdiction      Guarantor         Capital                  Issued     Shareholder(s)
              ----------              ------------      ---------       ----------                ----------  --------------
 NovaCare Orthotics & Prosthetics       Delaware          G      1,000 common shares, $.01 par      1,000     NovaCare Orthotics &
 East, Inc.                                                      value                                        Prosthetics Holdings,
                                                                                                               Inc.

 NovaCare Orthotics & Prosthetics       Delaware          G      1,000 shares, $.01 par value       1,000     NovaCare Orthotics &
 Holdings, Inc.                                                                                               Prosthetics, Inc.

 NovaCare Orthotics & Prosthetics       California        G      5,000,000 shares, $.10 par        689,681    NovaCare Orthotics &
 West, Inc.                                                      value                                        Prosthetics Holdings,
                                                                                                              Inc.

 NovaCare Orthotics & Prosthetics,      Delaware          G      1,000 common shares, $.01 par      1,000     NC Resources, Inc.
 Inc.                                                            value

 NovaCare Outpatient Rehabilitation I,  Kansas            G      100,000 common shares, no par      1,250     RehabClinics, Inc.
 Inc.                                                            value

 NovaCare Outpatient Rehabilitation,    Kansas            G      500,000 common shares, $1 par     10,851     RehabClinics, Inc.
 Inc.                                                            value

 NovaCare Rehab Agency of Alabama,      Alabama           G      1,000 common shares, $.01 par      1,000     NovaCare, Inc. (PA)
 Inc.                                                            value

 NovaCare Rehab Agency of Florida,      Florida           G      1,000 common shares, $.01 par      1,000     NovaCare, Inc. (PA)
 Inc.                                                            value

 NovaCare Rehab Agency of Georgia,      Georgia           G      1,000 common shares, $.01 par      1,000     NovaCare, Inc. (PA)
 Inc.                                                            value

 NovaCare Rehab Agency of Illinois,     Illinois          G      1,000 common shares, $.01 par      1,000     NovaCare, Inc. (PA)
 Inc.                                                            value

 NovaCare Rehab Agency of North         North Carolina    G      1,000 common shares, $.01 par      1,000     NovaCare, Inc. (PA)
 Carolina, Inc.                                                  value

 NovaCare Rehab Agency of Northern      California        G      9,000 common shares, $1.00 par      100      NovaCare, Inc. (PA)
 California, Inc.                                                value


                                                      Borrower/       Authorized                 No. Shares
              Subsidiary            Jurisdiction      Guarantor         Capital                    Issued     Shareholder(s)
              ----------            ------------      ---------       ----------                  ----------  --------------
 NovaCare Rehab Agency of Ohio, Inc.    Ohio              G      1,000 common shares, $.01 par      1,000     NovaCare, Inc. (PA)
                                                                 value

 NovaCare Rehab Agency of Oklahoma,     Oklahoma          G      1,000 common shares, $.01 par      1,000     NovaCare, Inc. (PA)
 Inc.                                                            value

 NovaCare Rehab Agency of               Pennsylvania      G      1,000 common shares, $.01 par      1,000     NovaCare, Inc. (PA)
 Pennsylvania, Inc.                                              value

 NovaCare Rehab Agency of Southern      California        G      9,000 common shares, $1.00 par      100      NovaCare, Inc. (PA)
 California, Inc.                                                value

 NovaCare Rehab Agency of South         South Carolina    G      1,000 shares, $.01                1,000      NovaCare, Inc. (PA)
 Carolina, Inc.                                                  par value

 NovaCare Rehab Agency of Tennessee,    Tennessee         G      1,000 common shares, $.01 par     1,000      NovaCare, Inc. (PA)
 Inc.                                                            value

 NovaCare Rehab Agency of Virginia,     Virginia          G      1,000 common shaer, $.01 par      1,000      NovaCare, Inc. (PA)
 Inc                                                             value

 NovaCare Rehabilitation Agency of      Wisconsin         G      9,000 shares, $1.00 par value      10        NovaCare, Inc. (PA)
 Wisconsin, Inc.

 NovaCare Rehabilitation, Inc.          Minnesota         G      1,000 common shares, $.01 par     1,000      RehabClinics, Inc.
                                                                 value

 NovaCare Service Corp.                 Delaware          G      1,000 common shares, $.01 par     1,000      NovaCare, Inc. (DE)
                                                                 value

 Ortho Rehab Associates, Inc.           Florida           G      1,000 common shares, $1.00 par     100       RehabClinics, Inc.
                                                                 value

 Orthopedic and Sports Physical         California        G      100,000 common shares, no par     3,000      RehabClinics, Inc.
 Therapy of Cupertino, Inc.                                      value

                                                      Borrower/          Authorized              No. Shares
              Subsidiary            Jurisdiction      Guarantor            Capital                 Issued     Shareholder(s)
              ----------            ------------      ---------          ----------               ----------  --------------
 OSI Midwest, Inc.                      Nebraska          --      10,000 common shares, $1.00 par   7,651     NovaCare Orthotics &
                                                                  value                                       Prosthetics Holdings,
                                                                                                              Inc.

 Peters, Starkey & Todrank Physical     California         G      50,000 common shares, no par       91       RehabClinics, Inc.
 Therapy Corporation                                              value

 Physical Focus Inc.                    Delaware           G      1,000 common shares, $.01 par     1,000     RehabClinics, Inc.
                                                                  value

 Physical Rehabilitation Partners,      Louisiana          G      5,000 common shares, no par      106.12     RehabClinics, Inc.
 Inc.                                                             value

 Physical Therapy Institute, Inc.       Louisiana          G      500 common shares, no par value    500      RehabClinics, Inc.

 Quad City Management, Inc.             Iowa               G      100,000 common shares, no par     1,000     RehabClinics, Inc.
                                                                  value

 RCI (Colorado), Inc.                   Delaware           G      1,000 common shares, $.01 par     1,000     RehabClinics, Inc.
                                                                  value

 RCI (Exertec), Inc.                    Delaware           G      1,000 common shares, $.01 par     1,000     RehabClinics, Inc.
                                                                  value

 RCI (Illinois), Inc.                   Delaware           G      100 common shares,                 100      RehabClinics, Inc.
                                                                  no par value

 RCI (Michigan), Inc.                   Delaware           G      1,000 Shares, $.01 par value      1,000     RehabClinics, Inc.

 RCI (S.P.O.R.T.), Inc.                 Delaware           G      1,000 common shares, $.01 par     1,000     RehabClinics, Inc.
                                                                  value

 RCI (WRS), Inc.                        Delaware           G      1,000 common shares, $.01 par     1,000     RehabClinics, Inc.
                                                                  value

                                                      Borrower/           Authorized             No. Shares
              Subsidiary            Jurisdiction      Guarantor             Capital                Issued     Shareholder(s)
              ----------            ------------      ---------           ----------              ----------  --------------
 RCI Nevada, Inc.                       Delaware          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
                                                                 value

 Rebound Oklahoma, Inc.                 Oklahoma          G      500 shares, $1.00 par value         500      RehabClinics, Inc.

 Redwood Pacific Therapies,Inc.         California        G      100,000 common shares, no par     15,120     RehabClinics, Inc.
                                                                 value

 Rehab Managed Care of Arizona, Inc.    Delaware          B      1,000 common shares, $.01 par       100      RehabClinics, Inc.
                                                                 value

 Rehab Provider Network                 Florida           G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
 of Florida, Inc.                                                value

 Rehab Provider Network - California,   California        G      100 common shares, $.10 par         100      RehabClinics, Inc.
 Inc.                                                            value

 Rehab Provider Network - Delaware,     Delaware          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
 Inc.                                                            value

 Rehab Provider Network - Georgia,      Georgia           G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
 Inc.                                                            value

 Rehab Provider Network - Illinois,     Illinois          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
 Inc.                                                            value

 Rehab Provider Network - Indiana,      Indiana           G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
 Inc.                                                            value

 Rehab Provider Network - Maryland,     Maryland          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
 Inc.                                                            value

 Rehab Provider Network - Michigan,     Michigan          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
 Inc.                                                            value

                                                     Borrower/  Authorized                       No. Shares
              Subsidiary            Jurisdiction      Guarantor   Capital                          Issued     Shareholder(s)
              ----------            ------------      --------- ----------                        ----------  --------------
 Rehab Provider Network -  New Jersey,  New Jersey        G      1,000 common shares, $.01 par     1,000      RehabClinics, Inc.
 Inc.                                                            value

 Rehab Provider Network - Ohio, Inc.    Ohio              G      1,000 common shares, $.01 par     1,000      RehabClinics, Inc.
                                                                 value

 Rehab Provider Network - Oklahoma,     Oklahoma          G      1,000 common shares, $.01 par     1,000      RehabClinics, Inc.
 Inc.                                                            value

 Rehab Provider Network -               Pennsylvania      G      1,000 common shares, $.01 par     1,000      RehabClinics, Inc.
 Pennsylvania, Inc.                                              value

 Rehab Provider Network - Virginia,     Virginia          G      1,000 common shares, $.01 par     1,000      RehabClinics, Inc.
 Inc.                                                            value

 Rehab Provider Network - Washington,   District of       G      1,000 common shares, $.01 par     1,000      RehabClinics, Inc.
 D.C., Inc.                             Columbia                 value

 Rehab Provider Network of              Colorado          G      100 common shares,                 100       RehabClinics, Inc.
 Colorado, Inc.                                                  $.01 par value

 Rehab Provider Network of Nevada,      Nevada            G      100 shares, $1.00 par value        100       RehabClinics, Inc.
 Inc.

 Rehab Provider Network of              New Mexico        G      1,000 common shares,              1,000      RehabClinics, Inc.
 New Mexico, Inc.                                                $.01 par value

 Rehab Provider Network of              Texas             G      1,000 common shares,              1,000      RehabClinics, Inc.
 Texas, Inc.                                                     $.01 par value

 Rehab Provider Network of              Wisconsin         G      1,000 common shares,              1,000      RehabClinics, Inc.
 Wisconsin, Inc.                                                 $.01 par value

 Rehab/Work Hardening Management        Pennsylvania      G      500 shares, no par value           500       RehabClinics, Inc.
 Associates, Ltd.

                                                      Borrower/         Authorized               No. Shares
              Subsidiary            Jurisdiction      Guarantor           Capital                  Issued     Shareholder(s)
              ----------            ------------      ---------         ----------                ----------  --------------
 Rehab World, Inc.                      Delaware          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
                                                                 value

 RehabClinics (COAST), Inc.             Delaware          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
                                                                 value

 RehabClinics (New Jersey), Inc.        Delaware          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
                                                                 value

 RehabClinics (PTA), Inc.               Delaware          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
                                                                 value

 RehabClinics (SPT), Inc.               Delaware          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
                                                                 value

 RehabClinics Abilene, Inc.             Delaware          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
                                                                 value

 RehabClinics Dallas, Inc.              Delaware          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
                                                                 value

 RehabClinics Pennsylvania, Inc.        Pennsylvania      G      1,000 shares, no par value         1,000     RehabClinics (SPT),
                                                                                                              Inc.

 RehabClinics, Inc.                     Delaware          G      1,000 common shares, $.01 par      1,000     NC Resources, Inc.
                                                                 value

 Robert M. Bacci, R.P.T. Physical       California        G      100,000 shares                     5,000     RehabClinics, Inc.
 Therapy, Inc.                                                   no par value

 Robin Aids Prosthetics, Inc.           California        G      50,000 common shares, no par      50,000     NovaCare Orthotics &
                                                                 value                                        Prosthetics West, Inc.

 S.T.A.R.T., Inc.                       Massachusetts     G      12,500 common shares, no par        200      RehabClinics, Inc.
                                                                 value

                                                      Borrower/         Authorized               No. Shares
              Subsidiary            Jurisdiction      Guarantor           Capital                  Issued     Shareholder(s)
              ----------            ------------      ---------         ----------                ----------  --------------
 SG Rehabilitation Agency, Inc.         Pennsylvania      G      100,000 common shares, $10.00       100      NovaCare, Inc. (PA)
                                                                 par value

 SG Speech Associates,                  Pennsylvania      G      100,000 common shares, $10.00       100      NovaCare, Inc. (PA)
 Inc.                                                            par value

 Southwest Medical Supply Company       New Mexico        G      10,000 common shares, $1.00 par   10,000     RehabClinics, Inc.
                                                                 value

 Southwest Physical Therapy, Inc.       New Mexico        G      500,000 shares,                   12,500     RehabClinics, Inc.
                                                                 no par value

 Southwest Therapists, Inc.             New Mexico        G      5 common shares, no par value        5       RehabClinics, Inc.

 Sporthopedics Sports and Physical      California        G      10,000 common shares, no par       8,000     RehabClinics, Inc.
 Therapy Centers, Inc.                                           value

 Sports Therapy and Arthritis           Delaware          G      1,000 common shares, $.01 par      1,000     RehabClinics, Inc.
 Rehabilitation, Inc.                                            value

 Star Physical Therapy Inc.             Florida           G      1,000 shares, $1.00 par value       60       RehabClinics, Inc.

 Stephenson-Holtz, Inc.                 California        G      100,000 common shares no par      10,000     RehabClinics, Inc.
                                                                 value

 The Center for Physical Therapy and    New Mexico        G      500,000 shares, no par value       1,000     RehabClinics, Inc.
 Rehabilitation, Inc.

 Theodore Dashnaw Physical Therapy,     California        G      100 common shares, no par value     30       RehabClinics, Inc.
 Inc.

                                                      Borrower/         Authorized               No. Shares
              Subsidiary            Jurisdiction      Guarantor           Capital                  Issued     Shareholder(s)
              ----------            ------------      ---------         ----------                ----------  --------------
 Union Square Center for                California         G      1,000 shares, no par value         500      RehabClinics, Inc.
 Rehabilitation & Sports Medicine,
 Inc.

 Vanguard Rehabilitation, Inc.          Arizona            G      1,000,000 common shares, $1.00   64,500     RehabClinics, Inc.
                                                                  par value

 Wayzata Physical Therapy Center, Inc.  Minnesota          G      2,500 common shares, no par       1,000     RehabClinics, Inc.
                                                                  value

 West Suburban Health Partners, Inc.    Minnesota          G      25,000 common shares, $1.00 par    990      RehabClinics, Inc.
                                                                  value

 Western Rehab Services, Inc.           Arizona            G      100,000 common shares, no par     1,000     NovaCare, Inc. (PA)
                                                                  value

 Workers Rehabilitation Services, Inc.  Illinois          --      10,000 common shares, no par                RCI (WRS), Inc. (60%)
                                                                  value

II.  PARTNERSHIP INTERESTS

                 Name                         Jurisdiction                          Partnership Interest
                 ----                         ------------                          --------------------
 Advanced Orthopedic Services, Ltd.           Texas                  99% limited partnership interest owned by RehabClinics Dallas,
                                                                     Inc. who is also the general partner
                                                                     1% limited partnership interest owned by RehabClinics, Inc.

 Galaxy North Limited Partnership             Illinois               60% owned by RCI (S.P.O.R.T.), Inc.

 Galaxy West Limited Partnership              Illinois               60% owned by RCI (S.P.O.R.T.), Inc.

 Land Park Physical Therapy                   California             50% owned by RehabClinics, Inc.
                                                                     50% owned by Union Square Center for Rehabilitation & Sports
                                                                     Medicine, Inc.

 McFarlen & Associates I                      Texas                  99.9% owned by OSI Midwest, Inc.

 McFarlen & Associates II                     Texas                  99.9% owned by OSI Midwest, Inc.

 McFarlen & Associates III                    Texas                  99.9% owned by OSI Midwest, Inc.

 McFarlen & Associates IV                     Texas                  99.9% owned by OSI Midwest, Inc.

 Northwest Suburban Worker Rehabilitation
 Services Limited                             Illinois               66 2/3% owned by RCI (WRS), Inc.
 Partnership

 Orthomedics - Voner (Rancho)                 California             50% owned by NovaCare Orthotics & Prosthetics Holdings, Inc.

 Orthomedics - Voner (Whittier)               California             50% owned by NovaCare Orthotics & Prosthetics Holdings, Inc.

 T.J. Partnership                             Delaware               75% owned by RehabClinics (PTA), Inc.

 West Suburban Worker Rehabilitation          Illinois               66 2/3% owned by RCI (WRS), Inc.
 Services Limited Partnership

III.     LIMITED LIABILITY CORP.

          Name                               Jurisdiction                     Partnership Interest
          ----                               ------------                     --------------------
 TJ Corporation I, L.L.C.                     Delaware               RCI (Illinois), Inc. - 75% interest

 WorkCare, L.L.C.                             Delaware               NovaCare, Inc. - 88% interest


IV.  OPTIONS TO PURCHASE

1.       RCI (WRS), Inc., a Delaware corporation owns 66 2/3% of Worker
         Rehabilitation Services, Inc., an Illinois Corporation ("WRS").   WRS
         is a general and limited partner of Northwest Suburban Worker Rehabilitation Services Limited Partnership, an Illinois limited partnership currently owning a 66 2/3% interest. RCI (WRS), Inc. will acquire the remaining corporate and partnership interests on December 30, 1994 and December 30, 1995 in the amount of 16 2/3% and 16 2/3% each year.

2.       RCI (WRS), Inc., a Delaware corporation owns 66 2/3% of Worker
         Rehabilitation Services, Inc., an Illinois Corporation ("WRS").   WRS
         is a general and limited partner of West Suburban Worker Rehabilitation Services Limited Partnership, an Illinois limited partnership currently owning a 66 2/3% interest. RCI (WRS), Inc. will acquire the remaining corporate and partnership interests on December 30, 1994 and December 30, 1995 in the amount of 16 2/3% and 16 2/3% each year.

3. RCI (S.P.O.R.T.), Inc., a Delaware corporation owns 60% of Galaxy Service Corporation, an Illinois corporation ("GSC"). GSC owns a 75% participating general partnership interest in Galaxy North Limited Partnership, an Illinois limited partnership (the "Partnership"). GSC will acquire the remaining 40% interest in GSC on December 31, 1994 and December 31, 1995 in the amount of 20% each year and the remaining 10% limited partnership interests in the Partnership December 31, 1994 and December 31, 1995 in amount of 5% per year.

4. RCI (S.P.O.R.T.), Inc., a Delaware corporation owns 60% of Galaxy Service Corporation, an Illinois corporation ("GSC"). GSC owns a 75% participating general partnership interest in Galaxy Worth Limited Partnership, an Illinois limited partnership (the "Partnership"). GSC will acquire the remaining 40% interest in GSC on December 31, 1994 and December 31, 1995 in the amount of 20% each year and the remaining 10% limited partnership interests in the Partnership December 31, 1994 and December 31, 1995 in amount of 5% per year.

5. Orthomedics - Voner (Rancho), a California general partnership. A 50% interest is held NovaCare Orthotics & Prosthetics Holdings, a Delaware wholly owned subsidiary of NovaCare Orthotics & Prosthetics, Inc., a Delaware wholly owned subsidiary of NovaCare, Inc. (Delaware). The remaining 50% is owned by Mr. Voner.

6. Orthomedics - Voner (Whittier), a California general partnership. A 50% interest is held NovaCare Orthotics & Prosthetics Holdings, a Delaware wholly owned subsidiary of NovaCare Orthotics & Prosthetics, Inc., a Delaware wholly owned subsidiary of NovaCare, Inc. (Delaware). The remaining 50% is owned by Mr. Voner.

                                                                   EXHIBIT 10(j)


                                      [TO BE USED IF POOLING
                                      CONSIDERATION IS LESS THAN $250
                                      MILLION]

                             EXHIBIT 1.01(P)(1)(E)

                     PERMITTED POOLINGS NOTICE CERTIFICATE



                                               , 19
                           --------------------    --

PNC BANK, NATIONAL ASSOCIATION
   as Agent for the Banks party
   to the Credit Agreement Referred to Below
Fifth Avenue and Wood Street
Pittsburgh, PA  15265

Ladies and Gentlemen:

                 I refer to the Credit Agreement dated as of May 27, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NOVACARE, INC., a Delaware corporation ("NovaCare"), each of the other Borrowers and the Guarantors that are parties thereto (the "Loan Parties"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, as Agent for such Banks. This Certificate is delivered pursuant to clause (E) of the definition of Permitted Poolings contained in Section 1.01 of the Credit Agreement in connection with the proposed pooling of interests described below. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                 I, __________________________, [President/Chief Executive
Officer/Chief Financial Officer] of NovaCare, do hereby certify as of the date hereof, as follows:

                 (1) Description of Proposed Pooling. NovaCare desires to engage in a pooling of interests (the "Proposed Pooling") under the terms set forth below. The Proposed Pooling shall be a Permitted Pooling.

                          (a)     The Pooling Partner is ______________________
                                  [name], a ___________________________________
                                  [type of entity and jurisdiction of
                                  organization].

                          (b) The Proposed Pooling is scheduled to close on __________________, 19___ (the "Pooling
                                  Date").

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 2
                          (c) The assets and businesses of the Pooling Partner are located in _____________________
                                  [list locations and describe assets or
                                  business in those locations].

                          (d)     The Proposed Pooling is an [Asset
                                  Acquisition/Stock Acquisition] structured as
                                  follows (describe structure of the pooling):
                                  ______________________________________________
                                  ___.

                 (2)              (A)      Pooling Consideration (Clauses (A)
                          and (E) of definition of Permitted Pooling). The Proposed Pooling shall be accounted for under GAAP as a "pooling of interests." The consideration to be paid by the Loan Parties in connection with the Proposed Pooling consists solely of shares of stock of NovaCare, cash payments in lieu of fractional shares and cash payments to dissenting shareholders. The Pooling Consideration is $________ which is less than $250,000,000, the maximum Pooling Consideration permitted under clause (E) of the definition of Permitted Pooling. The Pooling Consideration is computed as follows:

                                  (i)      NovaCare is issuing shares of its
                          capital stock as follows:

                                                                                             Market Value Per
                                                                                             Share as of
                                                                                             _______, 19__
                                                                                             (must be within
                                                                    #                        120 days of the        Total
                                                    Class        Shares        Issue         Pooling Date)          Value
                                                    -----        ------        -----         ------------           -----
                                                                                                                  $
                                                    -------      -------       --------      -------------         --------
                                                                                                                  $
                                                    -------      -------       --------      -------------         --------
                                                                 Total                                            $
                                                                                                                   ========

                                  (ii)     Cash in lieu of fractional shares or
                                           with respect to dissenters' rights
                                           to the extent that the amount
                                           thereof can be determined on or
                                           before the date which is fifteen
                                           (15) Business Days prior to the
                                           Pooling Date                                                           $
                                                                                                                   --------

                                  (iii)    Sum of (i) and (ii) (must be less
                                           than or equal to $250,000,000)                                         $
                                                                                                                   --------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 3

                          (B)     Permitted Pooling Compliance.   (Clause (L)
                                  of the definition of Permitted Pooling) On the Pooling Date and after giving effect to the proposed acquisition, the Pooling Consideration, when aggregated with the Pooling Consideration of all other Permitted Poolings which occurred during the period beginning on the Effective Date through and including the date of determination, is $____________, which is less than or equal to the amount of $500,000,000.

                 (3) Lines of Business (Clause (B) of definition of Permitted Pooling). The Pooling Partner is engaged in the business of ________________________________________ _________________________________. All
of the net revenues of the Pooling Partner during its last completed fiscal year were derived from Permitted Lines of Business.

                 (4) Events of Default or Potential Default (Paragraph (C) of definition of Permitted Pooling). On the Pooling Date and after giving effect to the Proposed Pooling and any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, no event shall have occurred and be continuing which constitutes an Event of Default or Potential Default.

                 (5) Joinder of Pooling Partner and its Subsidiaries and Pledge of their Stock (Paragraph (D) of definition of Permitted Pooling). The following is a complete list of the corporations, partnerships or other entities: (i) whose stock or other ownership interests will be acquired by one or more Loan Parties in the Proposed Pooling, (ii) which have been or will be formed by the Loan Parties pursuant to the Proposed Pooling, (iii) which are Subsidiaries or Minority Subsidiaries of the entities listed in (i) and (ii) above:

                                                                               Person who                        Is the Entity
                                                            Type of            holds Stock or                    Joining the
                                                            Entity and         other            Percentage of    Credit
                                            Name of         Jurisdiction of    ownership        total            Agreement
                                            Entity          Organization       Interests        ownership held   (yes/no)
                                            ------          ------------       ---------        --------------   --------
                                            ---------       -----------        ----------       ----------       ----------
                                            ---------       -----------        ----------       ----------       ----------
                                            ---------       -----------        ----------       ----------       ----------


We are simultaneously delivering to the Agent Guaranty Agreements, Pledge Agreements, an opinion of counsel and certified copies of organizational documents, pursuant to which each entity listed above which is a Qualified Subsidiary shall join the Credit Agreement as a Guarantor and the stock of such Qualified Subsidiary shall be pledged to the Agent for the benefit of the Banks, in each instance on the Pooling Date. (The procedures for such joinders are described in Section 11.18 of the Credit Agreement. A Qualifying Subsidiary is an entity of which NovaCare or

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 4


NovaCare's Subsidiaries hold 80% or more of the ownership interests as more fully set forth in the Credit Agreement.)

                 (6) Financial Covenant Compliance (Paragraph (E) of definition of Permitted Pooling). On the Pooling Date and after giving effect to the Proposed Pooling and any new Revolving Credit Loans to be requested in connection therewith, but otherwise on the basis of the most recent financial statements of NovaCare and its Subsidiaries delivered pursuant to Section 8.01(m) of the Credit Agreement and of the Pooling Partner and its Subsidiaries as attached hereto pursuant to Paragraph (9), the Loan Parties shall be in compliance with the following financial covenants on a pro forma basis for the effects of the Proposed Pooling:

                          (A) Funded Debt to Capitalization. (Section 8.02(m)). On the Pooling Date, the ratio of
                                  (i) Consolidated Funded Debt to (ii)
                                  Capitalization shall be _________ to 1.0.
                                  Such ratio must not be more than the
                                  following ratios for the following periods:

                                  Period                                     Ratio
                                  ------                                     -----
                                  Closing Date through
                                  June 30, 1996                              .50 to 1.0

                                  July 1, 1996 and
                                  thereafter                                 .45 to 1.0

                                  (a)      Consolidated Funded Debt, the
                                           numerator of the foregoing ratio, is
                                           determined as follows:

                                           Indebtedness of NovaCare and its
                                           Subsidiaries to persons other than
                                           NovaCare and its Subsidiaries on the
                                           Pooling Date in respect of, without
                                           duplication:

                                        (i)       Borrowed money                                     $
                                                                                                      -------
                                        (ii)      Amounts raised under or
                                                  liabilities in respect of any
                                                  note purchase or acceptance
                                                  credit facility                                    $
                                                                                                      -------

                                        (iii)     Reimbursement obligations under
                                                  any letter of credit,
                                                  currency swap agreement,
                                                  interest rate swap, cap,
                                                  collar or floor agreement or
                                                  other interest rate
                                                  management device                                  $
                                                                                                      -------

                                        (iv)      Other transactions (including
                                                  without limitation forward
                                                  sale or purchase


PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 5


                                                  agreements, capitalized leases and
                                                  conditional sales agreements)
                                                  having the commercial effect
                                                  of a borrowing of money
                                                  entered into to finance
                                                  operations or capital
                                                  requirements (but not
                                                  including trade payables and
                                                  accrued expenses incurred in
                                                  the ordinary course of
                                                  business which are not
                                                  represented by a promissory
                                                  note)                                              $
                                                                                                      -------

                                        (v)     Any guaranty of indebtedness for borrowed money      $
                                                                                                      -------

                                        (vi)    Sum of (i) through (v) equals
                                                Consolidated Funded Debt                             $
                                                                                                      -------

                                  (b)   Capitalization, the denominator of the foregoing ratio,
                                        is determined as follows as of the Pooling Date:

                                        (i)       Consolidated Funded Debt
                                                  (amount from clause (vi) of
                                                  Paragraph (a) above)                               $
                                                                                                      -------

                                        (ii)      Consolidated Net Worth, which
                                                  is total stockholders' equity
                                                  of NovaCare and its
                                                  Subsidiaries as of the
                                                  Pooling Date                                       $
                                                                                                      -------

                                        (iii)     Sum of (i) and (ii) equals
                                                  Capitalization                                     $
                                                                                                      -------

                          (B) Funded Debt to Cash Flow From Operations. (Section 8.02(n)). The ratio of (i) Consolidated Funded Debt on the Pooling Date to (ii) Consolidated Cash Flow from Operations for the four fiscal quarters ending immediately prior to the Pooling Date is _______ to 1.0. Such ratio must not be more than the following ratios for the following periods:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 6



                                  Period                                     Ratio
                                  ------                                     -----
                                  July 1, 1994 through
                                  June 30, 1995                              3.00 to 1.00

                                  July 1, 1995 through
                                  December 31, 1995                          2.75 to 1.00

                                  January 1, 1996 and
                                  thereafter                                 2.50 to 1.00

                          (a)     Consolidated Funded Debt, the numerator of
                                  the foregoing ratio (amount from clause (vi)
                                  of Paragraph 6(A)(a) above)                                        $
                                                                                                      -------

                          (b) Consolidated Cash Flow from Operations, the denominator of the foregoing ratio, for the four fiscal quarters ending immediately prior to the Pooling Date is determined as follows:

                                  (i)        Net Income                                              $
                                                                                                      -------

                                  (ii)       Depreciation                                            $
                                                                                                      -------

                                  (iii)      Amortization                                            $
                                                                                                      -------

                                  (iv)       Other non-cash charges to net income                    $
                                                                                                      -------

                                  (v)        Interest Expense                                        $
                                                                                                      -------

                                  (vi)       Income Tax Expense                                      $
                                                                                                      -------

                                  (vii)      Sum of (i), (ii), (iii), (iv), (v) and (vi)             $
                                                                                                      -------

                                  (viii)     Non-cash credits to net income                          $
                                                                                                      -------

                                  (ix)       Item (vii) reduced by item (viii)
                                             equals Consolidated Cash Flow from
                                             Operations                                              $
                                                                                                      -------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 7



                 (7)       Indebtedness Assumed (Sections 8.02(a)(vi)).

                           (a) Proposed Pooling. The following is a list of Indebtedness of the Pooling Partner and its Subsidiaries (if any) which will be assumed or otherwise will remain outstanding following the Proposed Pooling:

                                                                      Entity which will   Collateral
                                                                      be liable           security securing
                                                                      therefor after      the Indebtedness     Amount of
                                                    Creditor          Pooling             (if any)             Indebtedness
                                                    --------          -------             --------             ------------
                                                                                                               $
                                                    ----------        ------------        ------------          ----------
                                                                                                               $
                                                    ----------        ------------        ------------          ----------
                                                                                                               $
                                                    ----------        ------------        ------------          ----------
                                                                      Total                                    $
                                                                                                                ==========

                                  We are simultaneously sending you copies of the agreements governing the Indebtedness listed above.

                          (b) Aggregate Limit (Section 8.02(a)(vi)). The sum of the Indebtedness to be assumed in connection with the Proposed Pooling described in paragraph (a) above together with Indebtedness assumed by the Loan Parties in connection with Permitted Poolings during the current fiscal year is $________ which is less than $100,000,000, the maximum amount permitted to be assumed during the current fiscal year. The amount of such Indebtedness is computed as follows:

                                  (i)      Total from paragraph (a) above                             $
                                                                                                       --------
                                  (ii)     Indebtedness either (1) previously
                                           assumed by acquiring Loan Parties in
                                           Permitted Poolings during the
                                           current fiscal year, or (2) of
                                           Pooling Partners and their
                                           Subsidiaries whose stock or other
                                           ownership interests were previously
                                           acquired in Permitted Poolings
                                           during the current fiscal year,
                                           including, in the case of both (1)
                                           and (2), any Indebtedness which has
                                           been repaid since the date of the
                                           pooling as well as debt which
                                           remains outstanding on the date of
                                           this certificate:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 8



                                                    Loan Party which assumed                   Collateral
                                                    Indebtedness or Pooling     Date of        securing the
                                                    Partner whose stock was     Permitted      Indebtedness     Amount of
                                                    acquired                    Pooling        (if any)         Indebtedness
                                                    --------                    -------        ----------       ------------
                                                    -----------------           --------       ----------       ----------

                                                    -----------------           --------       ----------       ----------

                                                    -----------------           --------       ----------       ----------
                                                    Total                                                       $
                                                                                                                 ---------

                                                    (iii)    Sum of (i) plus (ii) (may not exceed
                                                             $100,000,000)                                      $
                                                                                                                 =========

                          (c) Lease Obligations. Listed below are the future minimum lease payments under each non-cancellable lease of the Pooling Partner and its Subsidiaries (if any) (i) which will be assumed or otherwise will remain outstanding after the Proposed Pooling, and
                                  (ii) under which the annual lease payments exceed $250,000:

                                                                                                        Future Minimum
                                                    Lessor                    Expiration Date           Lease Payments
                                                    ------                    ---------------           --------------
                                                    ----------------          ----------------          ----------------

                                                    ----------------          ----------------          ----------------

                                                    ----------------          ----------------          ----------------
                                                                              Total                     $
                                                                                                         ===============

                 (8) Attached Financial Statements. Attached hereto are true and correct copies of (i) the consolidated balance sheets and income statements of Pooling Partner and its Subsidiaries for the prior three fiscal years and the interim statements ending on ______________, (ii) any financial projections with respect to the Pooling Partner and its Subsidiaries received from Pooling Partner or prepared by the Loan Parties, and (iii) any revised budgets, and accompanying forecasts and projections prepared by NovaCare projecting its and its Subsidiaries' operations on a consolidated basis and separately for each line of business which have not previously been delivered to the Banks.

                 (9) Representations and Warranties. After giving effect to the Proposed Pooling, any new Revolving Credit Loans to be requested or debt to be assumed in connection

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 9


therewith, the representations and warranties contained in Article VI of the Credit Agreement will be true on and as of the Pooling Date with the same effect as though such representations and warranties had been made on and as of the Pooling Date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement.

                 IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ___________, 19__.

                              NOVACARE, INC.

                              By:
                                 ------------------------------------------

                              Name:
                                   ----------------------------------------

                              Title:
                                    ---------------------------------------

                               LIST OF ENCLOSURES

                 NovaCare is enclosing the following with this Certificate:

                                                                                                            Check if
                                                                                                            Enclosed
                                                                                                            --------
1.       Joinder documentation described in Paragraph 5
                                                                                                            --------

2.       Agreements governing assumed Indebtedness described in Paragraph 7(a)
                                                                                                            --------

3.       Financial Statements of the Pooling Partner and its Subsidiaries described in Paragraph
         8(i)
                                                                                                            --------

4.       Financial projections of the Pooling Partner and its Subsidiaries described in Paragraph
         8(ii)
                                                                                                            --------

5.       Budget, forecasts and projections described in Paragraph 8(iii)
                                                                                                            --------

                                  ENCLOSURE #2

                        ASSUMED INDEBTEDNESS AGREEMENTS

                 NovaCare to attach agreements governing assumed Indebtedness described in Paragraph 7(a).

                                                  [TO BE USED IF (i) POOLING
                                                  CONSIDERATION EXCEEDS $250
                                                  MILLION AND (ii) NOVACARE HAS
                                                  NOT MADE ANY OTHER POOLINGS
                                                  FOR CONSIDERATION EXCEEDING
                                                  $250 MILLION DURING CURRENT
                                                  FISCAL YEAR]


                             EXHIBIT 1.01(P)(1)(F)

                PERMITTED POOLINGS APPROVAL CERTIFICATE - AGENT



                                               , 19
                           --------------------    --


PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks party
  to the Credit Agreement Referred to Below
Fifth Avenue and Wood Street
Pittsburgh, PA  15265


Ladies and Gentlemen:

                 I refer to the Credit Agreement dated as of May 27, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NOVACARE, INC., a Delaware corporation ("NovaCare"), each of the other Borrowers and the Guarantors that are parties thereto (the "Loan Parties"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, as Agent for such Banks. This Certificate is delivered pursuant to clause (F) of the definition of Permitted Poolings contained in Section 1.01 of the Credit Agreement in connection with the proposed pooling of interests described below. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                 I, __________________________, [President/Chief Executive
Officer/Chief Financial Officer] of NovaCare, do hereby certify as of the date hereof, as follows:

                 (1) Description of Proposed Pooling. NovaCare desires to engage in a pooling of interests (the "Proposed Pooling") under the terms set forth below. The Proposed Pooling shall be a Permitted Pooling.

                          (a)     The Pooling Partner is ______________________
                                  [name], a ___________________________________
                                  [type of entity and jurisdiction of
                                  organization].

                          (b) The Proposed Pooling is scheduled to close on __________________, 19___ (the "Pooling
                                  Date").

                          (c) The assets and businesses of the Pooling Partner are located in _____________________
                                  [list locations and describe assets or
                                  business in those locations].

                          (d)     The Proposed Pooling is an [Asset
                                  Acquisition/Stock Acquisition] structured as
                                  follows (describe structure of the pooling):
                                  ____________________________________________.

                 (2)       Pooling Considerations And Permitted Pooling
Compliance

                                  (A)      Pooling Consideration (Clauses (A)
                                           and (F) of definition of Permitted
                                           Pooling).  The Proposed Pooling
                                           shall be accounted for under GAAP as
                                           a "pooling of interests."  The
                                           consideration to be paid by the Loan
                                           Parties in connection with the
                                           Proposed Pooling consists solely of
                                           shares of stock of NovaCare, cash
                                           payments in lieu of fractional
                                           shares and cash payments to
                                           dissenting shareholders.  The
                                           Pooling Consideration is $________
                                           which is more than $250,000,000.
                                           The Pooling Consideration is
                                           computed as follows:

                                           (i)    NovaCare is issuing shares
                                                  of its capital stock as
                                                  follows:

                                                                               Market Value Per Share
                                                                               as of _________, 19___
                           #                                                    (must be within 120               Total
  Class                 Shares                  Issue                        days of the Pooling Date)            Value
  -----                 ------                  -----                        -------------------------            -----
                                                                                                                $
 ---------            ----------              ----------                           -------------                ---------
                                                                                                                $
 ---------            ----------              ----------                           -------------                ---------

                               Total                                                                            $
                                                                                                                 ========

                                        (ii)     Cash in lieu of fractional
                                                 shares or with respect to
                                                 dissenters' rights to the
                                                 extent that the amount thereof
                                                 can be determined on or before
                                                 the date which is fifteen (15)
                                                 Business Days prior to the
                                                 Pooling Date    $_______

                                        (iii)    Sum of (i) and (ii) (must be
                                                 less than or equal to
                                                 $250,000,000) $_______


                                  (B)   Permitted Pooling Compliance. (Clause
                                        (L) of the definition of Permitted
                                        Pooling)  On the Pooling Date and after
                                        giving effect to the proposed
                                        acquisition, the Pooling Consideration,
                                        when aggregated with the Pooling
                                        Consideration of all other Permitted
                                        Poolings which occurred during the
                                        period beginning on the Effective Date
                                        through and including the date of
                                        determination, is $______, which is
                                        less than or equal to the amount of
                                        $500,000,000.

                 (3) Lines of Business (Clause (B) of definition of Permitted Pooling). The Pooling Partner is engaged in the business of ____________________________ ____________________________________________. All
of the net revenues of the Pooling Partner during its last completed fiscal year were derived from Permitted Lines of Business.

                 (4) Events of Default or Potential Default (Paragraph (C) of definition of Permitted Pooling). On the Pooling Date and after giving effect to the Proposed Pooling and any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, no event shall have occurred and be continuing which constitutes an Event of Default or Potential Default.

                 (5) Joinder of Pooling Partner and its Subsidiaries and Pledge of their Stock (Paragraph (D) of definition of Permitted Pooling). The following is a complete list of the corporations, partnerships or other entities: (i) whose stock or other ownership interests will be acquired by one or more Loan Parties in the Proposed Pooling, (ii) which have been or will be formed by the Loan Parties pursuant to the Proposed Pooling, (iii) which are Subsidiaries or Minority Subsidiaries of the entities listed in (i) and (ii) above:

                                                                                              Is the
                                                            Person who                        Entity
                                         Type of            holds its                         Joining
                                         Entity and         Stock or         Percentage       the
                                         Jurisdic-          other            of total         Credit
                          Name of        tion of            ownership        ownership        Agreement
                          Entity         Organization       Interests        held             (yes/no)
                          ------         ------------       ---------        ----             --------
                          --------       ----------         ----------       ---------        --------

                          --------       ----------         ----------       ---------        --------

                          --------       ----------         ----------       ---------        --------

We are simultaneously delivering to the Agent Guaranty Agreements, Pledge Agreements, an opinion of counsel and certified copies of organizational documents, pursuant to which each entity listed above which is a Qualified Subsidiary shall join the Credit Agreement as a Guarantor and the stock of such Qualified Subsidiary shall be pledged to the Agent for the benefit of the Banks, in each instance on the Pooling Date. (The procedures for such joinders are described in Section 11.18 of the Credit Agreement. A Qualifying Subsidiary is an entity of which NovaCare or NovaCare's Subsidiaries hold 80% or more of the ownership interests as more fully set forth in the Credit Agreement.)

                 (6) Financial Covenant Compliance (Paragraph (F) of definition of Permitted Pooling). On the Pooling Date and after giving effect to the Proposed Pooling and any new Revolving Credit Loans to be requested in connection therewith, but otherwise on the basis of the most recent financial statements of NovaCare and its Subsidiaries delivered pursuant to Section 8.01(m) of the Credit Agreement and of the Pooling Partner and its Subsidiaries as attached hereto pursuant to Paragraph (9), the Loan Parties shall be in compliance with the following financial covenants on a pro forma basis for the effects of the Proposed Pooling:

                                  (A)      Funded Debt to Capitalization.
                                           (Section 8.02(m)).  On the Pooling
                                           Date, the ratio of (i) Consolidated
                                           Funded Debt to (ii) Capitalization
                                           shall be _________ to 1.0.  Such
                                           ratio must not be more than the
                                           following ratios for the following
                                           periods:

                                  Period                                     Ratio
                                  ------                                     -----
                                  Closing Date through
                                  June 30, 1996                              .50 to 1.0

                                  July 1, 1996 and
                                  thereafter                                 .45 to 1.0

                           (a) Consolidated Funded Debt, the numerator of the foregoing ratio, is determined as follows:

                                  Indebtedness of NovaCare and its Subsidiaries to persons other than NovaCare and its Subsidiaries on the Pooling Date in respect of, without duplication:

                                         (i)     Borrowed money                            $
                                                                                            -------
                                         (ii)    Amounts raised under or liabilities in
                                                 respect of any note purchase or
                                                 acceptance credit facility                $
                                                                                            -------

                                         (iii)   Reimbursement obligations under
                                                 any letter of credit, currency swap
                                                 agreement, interest rate swap, cap,
                                                 collar or floor agreement or other
                                                 interest rate management device           $
                                                                                            -------

                                         (iv)    Other transactions (including without
                                                 limitation forward sale or purchase
                                                 agreements, capitalized leases and
                                                 conditional sales agreements) having
                                                 the commercial effect of a borrowing
                                                 of money entered into to finance
                                                 operations or capital requirements (but
                                                 not including trade payables and
                                                 accrued expenses incurred in
                                                 the ordinary course of
                                                 business which are not
                                                 represented by a promissory
                                                 note)


                                         (v)     Any guaranty of indebtedness for
                                                 borrowed money                            $
                                                                                            -------

                                         (vi)    Sum of (i) through (v) equals
                                                 Consolidated Funded Debt                  $
                                                                                            -------

                          (b)     Capitalization, the denominator of the
                                  foregoing ratio, is determined as follows as of the Pooling Date:

                                        (i)     Consolidated Funded Debt (amount
                                                from clause (vi) of Paragraph (a)
                                                above)                                     $
                                                                                            -------

                                        (ii)    Consolidated Net Worth, which is
                                                total stockholders' equity of NovaCare

                                                   and its Subsidiaries as of the Pooling
                                                   Date                                    $
                                                                                            -------

                                           (iii)   Sum of (i) and (ii) equals
                                                   Capitalization                          $
                                                                                            -------

                                  (B)      Funded Debt to Cash Flow From
                                           Operations.  (Section 8.02(n)).  The
                                           ratio of (i) Consolidated Funded
                                           Debt on the Pooling Date to (ii)
                                           Consolidated Cash Flow from
                                           Operations for the four fiscal
                                           quarters ending immediately prior to
                                           the Pooling Date is _______ to 1.0.
                                           Such ratio must not be more than the
                                           following ratios for the following
                                           periods:

                          Period                                    Ratio
                          ------                                    -----
                          July 1, 1994 through
                          June 30, 1995                             3.00 to 1.00

                          July 1, 1995 through
                          December 31, 1995                         2.75 to 1.00

                          January 1, 1996 and
                          thereafter                                2.50 to 1.00

                          (a)     Consolidated Funded Debt, the numerator of the
                                  foregoing ratio (amount from clause (vi) of
                                  Paragraph 6(A)(a) above)                                 $
                                                                                            -------

                          (b) Consolidated Cash Flow from Operations, the denominator of the foregoing ratio, for the four fiscal quarters ending immediately prior to the Pooling Date is determined as follows:

                                        (i)              Net Income                        $
                                                                                            -------

                                        (ii)             Depreciation                      $
                                                                                            -------

                                        (iii)            Amortization                      $
                                                                                            -------
                                        (iv)             Other non-cash charges
                                                         to net income                     $
                                                                                            -------

                                        (v)              Interest Expense                  $
                                                                                            -------

                                        (vi)             Income Tax Expense                $
                                                                                            -------

                                        (vii)            Sum of (i), (ii),
                                                         (iii), (iv), (v) and (vi)         $
                                                                                            -------

                                        (viii)           Non-cash credits to net income    $
                                                                                            -------
                                        (ix)             Item (vii) reduced by
                                                         item (viii) equals
                                                         Consolidated Cash Flow from
                                                         Operations                        $
                                                                                            -------

                 (7)       Indebtedness Assumed (Sections 8.02(a)(vi)).

                          (a) Proposed Pooling. The following is a list of Indebtedness of the Pooling Partner and its Subsidiaries (if any) which will be assumed or otherwise will remain outstanding following the Proposed Pooling:


                                                                       Collateral
                                     Entity which                       security
                                    will be liable                    securing the                       Amount
                                    therefor after                    Indebtedness                         of
   Creditor                            Pooling                          (if any)                      Indebtedness
   --------                            -------                          --------                      ------------
                                                                                                       $
 ----------------                   --------------                    --------------                    -------------

                                                                                                       $
 ----------------                   --------------                    --------------                    -------------

                                                                                                       $
 ----------------                   --------------                    --------------                    -------------

                                    Total                                                              $
                                                                                                        =============

                                  We are simultaneously sending you copies of the agreements governing the Indebtedness listed above.

                          (b) Aggregate Limit (Section 8.02(a)(vi)). The sum of the Indebtedness to be assumed in connection with the Proposed Pooling described in paragraph (a) above together with Indebtedness assumed by the Loan Parties in connection with Permitted Poolings during the current fiscal year is $________ which is less than $100,000,000, the maximum amount permitted to be assumed during the current fiscal year. The amount of such Indebtedness is computed as follows:

                                        (i)              Total from paragraph (a) above    $
                                                                                            ---------

                                        (ii)      Indebtedness either
                                                  (1) previously assumed by
                                                  acquiring Loan Parties in
                                                  Permitted Poolings during the
                                                  current fiscal year, or (2)
                                                  of Pooling Partners and their
                                                  Subsidiaries whose stock or
                                                  other ownership interests
                                                  were previously acquired in
                                                  Permitted Poolings during the
                                                  current fiscal year,
                                                  including, in the case of
                                                  both (1) and (2), any
                                                  Indebtedness which has been
                                                  repaid since the date of the
                                                  pooling as well as debt which
                                                  remains outstanding on the
                                                  date of this certificate:

              Loan Party
             which assumed                                                      Collateral
            Indebtedness or                                                      securing
            Pooling Partner                       Date of                           the
              whose stock                        Permitted                       Indebted-                       Amount of
             was acquired                         Pooling                      ness (if any)                   Indebtedness
             ------------                         -------                      -------------                   ------------
                                                                                                               $
           ----------------                    --------------               ------------------                  ------------

                                                                                                               $
           ----------------                    --------------               ------------------                  ------------

                                                                                                               $
           ----------------                    --------------               ------------------                  ------------

                Total                                                                                          $
                                                                                                                ------------

                                           (iii)              Sum of (i) plus (ii) (may not exceed
                                                              $100,000,000)                                    $
                                                                                                                ------------

                          (c) Lease Obligations. Listed below are the future minimum lease payments under each non-cancellable lease of the Pooling Partner and its Subsidiaries (if any) which (i) will be assumed or otherwise will remain outstanding after the Proposed Pooling, and
                                  (ii) under which the annual lease payments exceed $250,000:

                                                                                            Future
                                                                                            Minimum
                                    Lessor                       Expiration Date            Lease Payments
                                    ------                       ---------------            --------------
                                  ----------                     ---------------             -------------

                                  ----------                     ---------------             -------------

                                  ----------                     ---------------             -------------

                                                                 Total                      $
                                                                                             =============

                 (8) Attached Financial Statements. Attached hereto are true and correct copies of (i) the consolidated balance sheets and income statements of Pooling Partner and its Subsidiaries for the prior three fiscal years and the interim statements ending on ______________, (ii) any financial projections with respect to the Pooling Partner and its Subsidiaries received from Pooling Partner or prepared by the Loan Parties, and (iii) any revised budgets, and accompanying forecasts and projections prepared by NovaCare projecting its and its Subsidiaries' operations on a consolidated basis and separately for each line of business which have not previously been delivered to the Banks.

                 (9) Representations and Warranties. After giving effect to the Proposed Pooling, any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, the representations and warranties contained in Article VI of the Credit Agreement will be true on and as of the Pooling Date with the same effect as though such representations and warranties had been made on and as of the Pooling Date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement.

                 IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ___________, 19__.

                                               NOVACARE, INC.


                                               By:
                                                  ----------------------------
                                               Name:
                                                    --------------------------
                                               Title:
                                                     -------------------------

ACKNOWLEDGED AND AGREED TO
AND PROPOSED POOLING APPROVED
THIS _____ DAY OF ____________, 19___

PNC BANK, NATIONAL ASSOCIATION,
as Agent



By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

                               LIST OF ENCLOSURES


NovaCare is enclosing the following with this Certificate:

                                                                                                  Check if
                                                                                                  Enclosed
                                                                                                  --------
(1)      Joinder documentation described in Paragraph 5
                                                                                                  --------
(2)      Agreements governing assumed Indebtedness described in Paragraph 7(a)
                                                                                                  --------
(3)      Financial Statements of the Pooling Partner and its Subsidiaries described in Paragraph 8(i)
                                                                                                  --------
(4)      Financial projections of the Pooling Partner and its Subsidiaries described in
         Paragraph 8(ii)
                                                                                                  --------
(5)      Budget, forecasts and projections described in Paragraph 8(iii)
                                                                                                  --------


                                                  [TO BE USED IF (i) POOLING
                                                  CONSIDERATION EXCEEDS $250
                                                  MILLION AND (ii) NOVACARE HAS
                                                  MADE ONE OR MORE POOLINGS FOR
                                                  CONSIDERATION EXCEEDING $250
                                                  MILLION DURING CURRENT FISCAL
                                                  YEAR]



                             EXHIBIT 1.01(P)(1)(G)

            PERMITTED POOLINGS APPROVAL CERTIFICATE - REQUIRED BANKS



                                               , 19
                           --------------------    --


PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks party
  to the Credit Agreement Referred to Below
Fifth Avenue and Wood Street
Pittsburgh, PA  15265


Ladies and Gentlemen:

                 I refer to the Credit Agreement dated as of May 27, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NOVACARE, INC., a Delaware corporation ("NovaCare"), each of the other Borrowers and the Guarantors that are parties thereto (the "Loan Parties"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, as Agent for such Banks. This Certificate is delivered pursuant to clause (G) of the definition of Permitted Poolings contained in Section 1.01 of the Credit Agreement in connection with the proposed pooling of interests described below. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                 I, __________________________, [President/Chief Executive
Officer/Chief Financial Officer] of NovaCare, do hereby certify as of the date hereof, as follows:

                 (1) Description of Proposed Pooling. NovaCare desires to engage in a pooling of interests (the "Proposed Pooling") under the terms set forth below. The Proposed Pooling shall be a Permitted Pooling.

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 2
                          (a)     The Pooling Partner is ______________________
                                  [name], a ___________________________________
                                  [type of entity and jurisdiction of
                                  organization].

                          (b) The Proposed Pooling is scheduled to close on __________________, 19___
                                  (the "Pooling Date").

                          (c) The assets and businesses of the Pooling Partner are located in _____________________
                                  [list locations and describe assets or
                                  business in those locations].

                          (d)     The Proposed Pooling is an [Asset
                                  Acquisition/Stock Acquisition] structured as
                                  follows (describe structure of the pooling):
                                  ______________________________________________
                                  ___.

                 (2)       Pooling Consideration and Permitted Pooling
Compliance

                                  (A)      Pooling Consideration (Clauses (A)
                                           and (G) of definition of Permitted
                                           Pooling).  The Proposed Pooling
                                           shall be accounted for under GAAP as
                                           a "pooling of interests."  The
                                           consideration to be paid by the Loan
                                           Parties in connection with the
                                           Proposed Pooling consists solely of
                                           shares of stock of NovaCare, cash
                                           payments in lieu of fractional
                                           shares and cash payments to
                                           dissenting shareholders.  The
                                           Pooling Consideration is $________
                                           which exceeds $250,000,000. The
                                           Pooling Consideration is computed as
                                           follows:

                                           (i)     NovaCare is issuing shares of
                                                   its capital stock as follows:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 3




                                                                                               Market Value
                                                                                               Per Share as
                                                                                               of ________,
                                                                                                19__ (must
                                                                                               be within 120
                                                                   #                            days of the             Total
                                             Class              Shares           Issue         Pooling Date)            Value
                                             -----              ------           -----         -------------            -----
                                                                                                                       $
                                           --------           ----------       ---------       -------------           ---------
                                                                                                                       $
                                           --------           ----------       ---------       -------------           ---------
                                                              Total                                                    $
                                                                                                                        ========

                                           (ii)   Cash in lieu of fractional shares or with
                                                  respect to dissenters' rights to the
                                                  extent that the amount
                                                  thereof can be determined on
                                                  or before the date which is
                                                  fifteen (15) Business Days
                                                  prior to the Pooling Date                                            $
                                                                                                                       ---------

                                          (iii)   Sum of (i) and (ii) (must be less than or
                                                  equal to $250,000,000)                                               $
                                                                                                                       ---------

                                  (B)      Permitted Pooling Compliance  (Clause
                                           (L) of the definition of Permitted
                                           Pooling) On the Pooling Date and
                                           after giving effect to the proposed
                                           acquisition, the Pooling
                                           Consideration, when aggregated with
                                           the Pooling Consideration of all
                                           other Permitted Poolings which
                                           occurred during the period beginning
                                           on the Effective Date through and
                                           including the date of determination,
                                           is $___________, which is less than
                                           or equal to the amount of
                                           $500,000,000.


                 (3) Lines of Business (Clause (B) of definition of Permitted Pooling). The Pooling Partner is engaged in the business of _________________________________________ _________________________________. All
of the net revenues of the Pooling Partner during its last completed fiscal year were derived from Permitted Lines of Business.

                 (4) Events of Default or Potential Default (Paragraph (C) of definition of Permitted Pooling). On the Pooling Date and after giving effect to the Proposed Pooling and any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, no

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 4


event shall have occurred and be continuing which constitutes an Event of Default or Potential Default.

                 (5) Joinder of Pooling Partner and its Subsidiaries and Pledge of their Stock (Paragraph (D) of definition of Permitted Pooling). The following is a complete list of the corporations, partnerships or other entities: (i) whose stock or other ownership interests will be acquired by one or more Loan Parties in the Proposed Pooling, (ii) which have been or will be formed by the Loan Parties pursuant to the Proposed Pooling, (iii) which are Subsidiaries or Minority Subsidiaries of the entities listed in (i) and (ii) above:

                                                                                                                        Is the
                                                                        Person who                                      Entity
                                                  Type of                holds its                                     Joining
                                                Entity and               Stock or               Percentage               the
                                               Jurisdiction                other                 of total               Credit
                            Name of                 of                   ownership              ownership             Agreement
                            Entity             Organization              Interests                 held                (yes/no)
                            ------             ------------              ---------                 ----                --------
                          -----------          -------------           -------------           -----------            ----------

                          -----------          -------------           -------------           -----------            ----------

                          -----------          -------------           -------------           -----------            ----------



We are simultaneously delivering to the Agent Guaranty Agreements, Pledge Agreements, an opinion of counsel and certified copies of organizational documents, pursuant to which each entity listed above which is a Qualified Subsidiary shall join the Credit Agreement as a Guarantor and the stock of such Qualified Subsidiary shall be pledged to the Agent for the benefit of the Banks, in each instance on the Pooling Date. (The procedures for such joinders are described in Section 11.18 of the Credit Agreement. A Qualifying Subsidiary is an entity of which NovaCare or NovaCare's Subsidiaries hold 80% or more of the ownership interests as more fully set forth in the Credit Agreement.)

                 (6) Financial Covenant Compliance (Paragraph (G) of definition of Permitted Pooling). On the Pooling Date and after giving effect to the Proposed Pooling and any new Revolving Credit Loans to be requested in connection therewith, but otherwise on the basis of the most recent financial statements of NovaCare and its Subsidiaries delivered pursuant to Section 8.01(m) of the Credit Agreement and of the Pooling Partner and its Subsidiaries as attached hereto pursuant to Paragraph (9), the Loan Parties shall be in compliance with the following financial covenants on a pro forma basis for the effects of the Proposed Pooling:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 5


                          (A) Funded Debt to Capitalization. (Section 8.02(m)). On the Pooling Date, the ratio of
                                  (i) Consolidated Funded Debt to (ii)
                                  Capitalization shall be _________ to 1.0.
                                  Such ratio must not be more than the
                                  following ratios for the following periods:

                                  Period                                     Ratio
                                  ------                                     -----
                                  Closing Date through
                                  June 30, 1996                              .50 to 1.0

                                  July 1, 1996 and
                                  thereafter                                 .45 to 1.0

                          (a) Consolidated Funded Debt, the numerator of the foregoing ratio, is determined as follows:

                                  Indebtedness of NovaCare and its Subsidiaries to persons other than NovaCare and its Subsidiaries on the Pooling Date in respect of, without duplication:

                                        (i)       Borrowed money                                     $
                                                                                                     ---------

                                        (ii)      Amounts raised under or
                                                  liabilities in respect of any
                                                  note purchase or acceptance
                                                  credit facility                                    $
                                                                                                     ---------

                                        (iii)     Reimbursement obligations under
                                                  any letter of credit,
                                                  currency swap agreement,
                                                  interest rate swap, cap,
                                                  collar or floor agreement or
                                                  other interest rate
                                                  management device                                  $
                                                                                                     ---------

                                        (iv)      Other transactions (including
                                                  without limitation forward
                                                  sale or purchase agreements,
                                                  capitalized leases and
                                                  conditional sales agreements)
                                                  having the commercial effect
                                                  of a borrowing of money
                                                  entered into to finance
                                                  operations or capital
                                                  requirements (but not
                                                  including trade payables and

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 6


                                                  accrued expenses incurred in the
                                                  ordinary course of business
                                                  which are not represented by
                                                  a promissory note)                                 $
                                                                                                     ---------

                                        (v)       Any guaranty of indebtedness for borrowed money    $
                                                                                                     ---------

                                        (vi)      Sum of (i) through (v) equals Consolidated
                                                  Funded Debt                                        $
                                                                                                     ---------

                          (a)     Capitalization, the denominator of the
                                  foregoing ratio, is determined as follows as of the Pooling Date:

                                        (i)       Consolidated Funded Debt
                                                  (amount from clause (vi) of
                                                  Paragraph (a) above)                               $
                                                                                                     ---------

                                        (ii)      Consolidated Net Worth, which
                                                  is total stockholders' equity
                                                  of NovaCare and its
                                                  Subsidiaries as of the
                                                  Pooling Date                                       $
                                                                                                     ---------

                                        (iii)     Sum of (i) and (ii) equals Capitalization          $
                                                                                                     ---------

                                  (B)      Funded Debt to Cash Flow From
                                           Operations.  (Section 8.02(n)).  The
                                           ratio of (i) Consolidated Funded
                                           Debt on the Pooling Date to (ii)
                                           Consolidated Cash Flow from
                                           Operations for the four fiscal
                                           quarters ending immediately prior to
                                           the Pooling Date is _______ to 1.0.
                                           Such ratio must not be more than the
                                           following ratios for the following
                                           periods:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 7


                                  Period                                     Ratio
                                  ------                                     -----
                                  July 1, 1994 through
                                  June 30, 1995                              3.00 to 1.00

                                  July 1, 1995 through
                                  December 31, 1995                          2.75 to 1.00

                                  January 1, 1996
                                  and thereafter                             2.50 to 1.00

                          (a)     Consolidated Funded Debt, the numerator
                                  of the foregoing ratio (amount from
                                  clause (vi) of Paragraph 6(A)(a) above)    $
                                                                             -----------

                          (b) Consolidated Cash Flow from Operations, the denominator of the foregoing ratio, for the four fiscal quarters ending immediately prior to the Pooling Date is determined as follows:


                                        (i)      Net Income                                        $
                                                                                                    --------

                                        (ii)      Depreciation                                     $
                                                                                                    --------

                                        (iii)     Amortization                                     $
                                                                                                    --------

                                        (iv)      Other non-cash charges to net income             $
                                                                                                    --------

                                        (v)       Interest Expense                                 $
                                                                                                    --------

                                        (vi)      Income Tax Expense                               $
                                                                                                    --------

                                        (vii)     Sum of (i), (ii), (iii), (iv), (v) and (vi)      $
                                                                                                    --------

                                        (viii)    Non-cash credits to net income                   $
                                                                                                    --------

                                        (ix)      Item (vii) reduced by item
                                                  (viii) equals Consolidated
                                                  Cash Flow from Operations                        $
                                                                                                    --------

                 (7)       Indebtedness Assumed (Sections 8.02(a)(vi)).

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 8




                          (a) Proposed Pooling. The following is a list of Indebtedness of the Pooling Partner and its Subsidiaries (if any) which will be assumed or otherwise will remain outstanding following the Proposed Pooling:

                                                                                                  Collateral
                                                                         Entity which              security
                                                                        will be liable           securing the           Amount
                                                                        therefor after           Indebtedness             of
                                                Creditor                    Pooling                (if any)          Indebtedness
                                                --------                    -------                --------          ------------
                                                                                                                     $
                                             --------------             --------------           ------------         -----------

                                                                                                                     $
                                             --------------             --------------           ------------         -----------

                                                                                                                     $
                                             --------------             --------------           ------------         -----------

                                                                             Total                                   $
                                                                                                                      ===========

                                  We are simultaneously sending you copies of the agreements governing the Indebtedness listed above.

                          (b) Aggregate Limit (Section 8.02(a)(vi)). The sum of the Indebtedness to be assumed in connection with the Proposed Pooling described in paragraph (a) above together with Indebtedness assumed by the Loan Parties in connection with Permitted Poolings during the current fiscal year is $________ which is less than $100,000,000, the maximum amount permitted to be assumed during the current fiscal year. The amount of such Indebtedness is computed as follows:

                                        (i)       Total from paragraph (a) above                     $
                                                                                                      -------

                                        (ii)      Indebtedness either (1)
                                                  previously assumed by
                                                  acquiring Loan Parties in
                                                  Permitted Poolings during the
                                                  current fiscal year, or (2)
                                                  of Pooling Partners and their
                                                  Subsidiaries whose stock or
                                                  other ownership interests
                                                  were previously acquired in
                                                  Permitted Poolings during the
                                                  current fiscal year,
                                                  including, in the case of
                                                  both (1) and (2), any
                                                  Indebtedness which has been
                                                  repaid since the date of the
                                                  pooling as well

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 9


                                                  as debt which remains
                                                  outstanding on the date of
                                                  this certificate:



             Loan Party which
           assumed Indebtedness                      Date of                  Collateral securing
            or Pooling Partner                      Permitted                  the Indebtedness                   Amount of
         whose stock was acquired                    Pooling                       (if any)                     Indebtedness
         ------------------------                    -------                       --------                     ------------
                                                                                                         $
  ---------------------------------------   --------------------------  ------------------------------    -------------------------

                                                                                                         $
  ---------------------------------------   --------------------------  ------------------------------    -------------------------

                                                                                                         $
  ---------------------------------------   --------------------------  ------------------------------    -------------------------


                  Total                                                                                  $
                                                                                                          -------------------------

                                   (ii)     Sum of (i) plus (ii) (may not exceed
                                            $100,000,000)                                                          $
                                                                                                                    -------------

                          (c) Lease Obligations. Listed below are the future minimum lease payments under each non-cancellable lease of the Pooling Partner and its Subsidiaries (if any) (i) which will be assumed or otherwise will remain outstanding after the Proposed Pooling, and
                                  (ii) under which the annual lease payments exceed $250,000:

                                                                                            Future
                                                                                            Minimum
                              Lessor                      Expiration Date                Lease Payments
                              ------                      ----------------           ------------------
                      ----------------------              ---------------            ------------------

                      ----------------------              ---------------            ------------------

                      ----------------------              ---------------            ------------------

                                                               Total                 $
                                                                                       ================


                 (8) Attached Financial Statements. Attached hereto are true and correct copies of (i) the consolidated balance sheets and income statements of Pooling Partner and its Subsidiaries for the prior three fiscal years and the interim statements ending on ______________, (ii) any financial projections with respect to the Pooling Partner and its Subsidiaries received from Pooling Partner or prepared by the Loan Parties, and (iii) any revised

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 10


budgets, and accompanying forecasts and projections prepared by NovaCare projecting its and its Subsidiaries' operations on a consolidated basis and separately for each line of business which have not previously been delivered to the Banks.

                 (9) Representations and Warranties. After giving effect to the Proposed Pooling, any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, the representations and warranties contained in Article VI of the Credit Agreement will be true on and as of the Pooling Date with the same effect as though such representations and warranties had been made on and as of the Pooling Date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement.

                 IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ___________, 19__.

                           NOVACARE, INC.


                           By:
                              -------------------------------------------
                           Name:
                                -----------------------------------------
                           Title:
                                 ----------------------------------------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 11



                 NovaCare is enclosing the following with this Certificate:

                 (1)      Joinder documentation described in Paragraph 5
                                                                                                         --------
                 (2)      Agreements governing assumed Indebtedness described in
                          Paragraph 7(a)
                                                                                                         --------
                 (3)      Financial Statements of the Pooling Partner and its
                          Subsidiaries described in Paragraph 8(i)
                                                                                                         --------
                 (4)      Financial projections of the Pooling Partner and its
                          Subsidiaries described in Paragraph 8(ii)
                                                                                                         --------
                 (5)      Budget, forecasts and projections described in
                          Paragraph 8(iii)
                                                                                                         --------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 12

                          ACKNOWLEDGED AND AGREED TO AND PROPOSED
                          POOLING APPROVED BY EACH BANK WHICH HAS
                          EXECUTED THIS CERTIFICATE BELOW AS OF
                          THE______DAY OF
                                               , 19   .
                          ---------------------    ---


                          PNC BANK, NATIONAL ASSOCIATION


                          By:
                             -------------------------------------------
                          Name:
                               -----------------------------------------
                          Title:
                                ----------------------------------------


                          CORESTATES BANK, N.A.


                          By:
                             -------------------------------------------
                          Name:
                               -----------------------------------------
                          Title:
                                ----------------------------------------


                          FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                          By:
                             -------------------------------------------
                          Name:
                               -----------------------------------------
                          Title:
                                ----------------------------------------


                          MELLON BANK, N.A.


                          By:
                             -------------------------------------------
                          Name:
                               -----------------------------------------
                          Title:
                                ----------------------------------------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 13


                          NATIONSBANK N.A.


                          By:
                             -------------------------------------------
                          Name:
                               -----------------------------------------
                          Title:
                                ----------------------------------------


                          FLEET BANK OF MASSACHUSETTS, N.A.


                          By:
                             -------------------------------------------
                          Name:
                               -----------------------------------------
                          Title:
                                ----------------------------------------

                                    [TO BE USED FOR CERTAIN PERMITTED PURCHASES]


                               EXHIBIT 1.01(P)(2)

                   PERMITTED PURCHASES APPROVAL CERTIFICATE -
                                 REQUIRED BANKS


                                            , 19
                             ---------------    --


PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks party
  to the Credit Agreement Referred to Below
Fifth Avenue and Wood Street
Pittsburgh, PA  15265


Ladies and Gentlemen:

                 I refer to the Credit Agreement dated as of May _____, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NOVACARE, INC., a Delaware corporation ("NovaCare"), each of the other Borrowers and the Guarantors that are parties thereto (the "Loan Parties"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, as Agent for such Banks. This Certificate is delivered pursuant to clause (D) of the definition of Permitted Purchase contained in Section 1.01 of the Credit Agreement in connection with the proposed purchase transaction described below. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                 I, ______________, [President/Chief Executive Officer/Chief Financial Officer] of NovaCare, do hereby certify as of the date hereof, as follows:

                 (1) Description of Proposed Permitted Purchase. NovaCare desires that ____________________ [List Loan Party(s) that will be making the Acquisition] (the "Acquiring Loan Party") [acquire the assets/acquire the stock or other ownership interest/merge with/or merge into] ____________________ [Insert name of entity whose assets are being acquired or whose stock or other ownership interest is being acquired] (the "Seller") (the "Acquisition").

                          (i)     The Seller is ____________________ [type of
                                  entity and jurisdiction of organization].

                          (ii) The Acquisition is scheduled to close on ____________________, 19___ (the "Purchase
                                  Date").

PNC BANK, NATIONAL ASSOCIATION
______________, 199__
Page 2
                          (iii) The assets and businesses of the Seller are located in ____________________ [list locations and describe assets or business in those locations].

                          (iv)    The Acquisition shall be an [Asset
                                  Acquisition/Stock Acquisition] (see Section
                                  1.01 of the Credit Agreement for definition of these terms).

                 (2) Purchase Price; Assumed Indebtedness. (Clause (D) of definition of Permitted Purchase).

                          (A) Purchase Price. The Purchase Price in connection with the proposed Acquisition is $_______________ computed in accordance with GAAP as set forth below.

                                  (i)      Cash to be paid at Closing                                 $
                                                                                                       -------

                                  (ii)     Amount of deferred payments                                $
                                                                                                       -------

                                  (iii)    Stock, securities or other
                                           consideration to be given by Loan
                                           Parties (describe):
                                           ____________________                                       $
                                                                                                       -------

                                  (iv)     Other amounts to be added or
                                           subtracted (describe):
                                           ____________________                                       $
                                                                                                       -------

                                           Total                                                      $
                                                                                                       -------

                          (B) Assumed Indebtedness - This Acquisition. The following is a list of (1) the Indebtedness to be assumed by the Loan Parties in connection with the Acquisition, and (2) the Indebtedness of the Seller which shall remain outstanding following the Acquisition (this number (2) applies only if the Acquisition is a Stock Acquisition):

PNC BANK, NATIONAL ASSOCIATION
______________, 199__
Page 3



                                                                                           Collateral
                                                                                           security
                                                                        Obligor            securing the
                                                                        on the             Indebtedness        Amount of
                                                    Creditor            Indebtedness       (if any)            Indebtedness
                                                    --------            ------------       --------            ------------
                                                                                                               $
                                                    -----------         -----------        -----------         -----------

                                                                                                               $
                                                    -----------         -----------        -----------         -----------

                                                                                                               $
                                                    -----------         -----------        -----------         -----------

                                                                        Total:                                 $
                                                                                                                ==========



                                  We are simultaneously sending you copies of the agreements governing the Indebtedness listed above.

                          (C) Assumed Indebtedness - Aggregate Limitations (Section 8.02(a)(vi)). The amount of Indebtedness of the Loan Parties described in
                                  Section 8.02(a)(vi) of the Credit Agreement shall be $__________ on the Purchase Date which is less than $20,000,000, the maximum permitted amount. The amount of such Indebtedness is computed as follows:

                                  (i)      Purchase Money Security Interests
                                           entered into in the ordinary course
                                           of business                                                         $
                                                                                                                -------

                                  (ii)     Indebtedness Assumed in Permitted
                                           Purchases - Indebtedness (including
                                           extensions and renewals thereof)
                                           either (1) assumed by Loan Parties
                                           pursuant to acquisitions of the
                                           assets of other persons (by
                                           purchase, merger or otherwise) in
                                           Permitted Purchases (including the
                                           proposed Acquisition) between the
                                           Closing Date and the Purchase Date
                                           or (2) of corporations, partnerships
                                           or other entities whose stock,
                                           partnership interests or other
                                           ownership interests were acquired by
                                           Loan Parties (by purchase, merger or
                                           otherwise) in Permitted Purchases
                                           between the Closing Date and the
                                           Purchase Date, which in the case of
                                           either (1) or (2) above remains
                                           outstanding on the Purchase Date:

PNC BANK, NATIONAL ASSOCIATION
______________, 199__
Page 4

                                        (a)       Indebtedness assumed in the
                                                  proposed Acquisition (from
                                                  paragraph (B) above)                        $
                                                                                               ---------


                                        (b)       Indebtedness assumed in prior
                                                  Permitted Purchases:

                                                                                              Collateral
                                                    Loan Party which is    Date of            securing the
                                                    now liable on the      Permitted          Indebtedness        Indebtedness
                                                    Indebtedness           Purchase           (if any)            Outstanding
                                                    ------------           --------           --------            -----------
                                                                                                                  $
                                                    -----------            -----------        -----------          ----------

                                                                                                                  $
                                                    -----------            -----------        -----------          ----------

                                                                                                                  $
                                                    -----------            -----------        -----------          ----------

                                                                           Total                                  $
                                                                                                                   ==========

                                                     (c)     Sum of (a) plus (b)                                  $
                                                                                                                   ----------
                                          (iii)     Sum of Lines (i) and (ii)(c) (may not exceed
                                                    $20,000,000)                                                  $
                                                                                                                   ----------

                          (D) Lease Obligations. Listed below are the future minimum lease payments under each non-cancellable lease of the Seller and its Subsidiaries (if any) (i) which will be assumed or otherwise will remain outstanding after the Acquisition, and (ii) under which the annual lease payments exceed $250,000:

                                                                                                            Future Minimum
                                            Lessor                                 Expiration Date          Lease Payments
                                            ------                                 ---------------          --------------
                                            -------------------------              --------------           --------------

                                            -------------------------              --------------           --------------

                                            -------------------------              --------------           --------------

                                                                                   Total                    $
                                                                                                             =============

PNC BANK, NATIONAL ASSOCIATION
______________, 199__
Page 5




                 (3) Lines of Business (Clause (A) of definition of Permitted Purchase). The Seller is engaged in the business of _____________________________________________, which complies with Section
8.02(g) of the Credit Agreement.

                 (4) Events of Default or Potential Default (Paragraph (B) of definition of Permitted Purchase). On the Purchase Date and after giving effect to the Acquisition and any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, no event shall have occurred and be continuing which constitutes an Event of Default or Potential Default.

                 (5) Joinder of the Seller and its Subsidiaries and Pledge of their Stock (Paragraph (C) of definition of Permitted Purchase). The following is a complete list of the corporations, partnerships or other entities: (i) whose stock or other ownership interests will be acquired by one or more Loan Parties in the Acquisition, (ii) which have been or will be formed by the Loan Parties pursuant to the Acquisition, (iii) which are Subsidiaries or Minority Subsidiaries of the entities listed in (i) and (ii) above:

                                                                             Person who                           Is the Entity
                                                           Type of           holds its Stock                      Joining the
                                                           Entity and        or other          Percentage of      Credit
                                          Name of          Jurisdiction of   ownership         total ownership    Agreement
                                          Entity           Organization      Interests         held               (yes/no)
                                          ------           ------------      ---------         ----               --------
                                          ----------       ----------        ----------        -----------        ---------

                                          ----------       ----------        ----------        -----------        ---------

                                          ----------       ----------        ----------        -----------        ---------


We are simultaneously delivering to the Agent Guaranty Agreements, Pledge Agreements, an opinion of counsel and certified copies of organizational documents, pursuant to which each entity listed above which is a Qualified Subsidiary shall join the Credit Agreement as a Guarantor and the stock of such Qualified Subsidiary shall be pledged to the Agent for the benefit of the Banks, in each instance on the Purchase Date. (The procedures for such joinders are described in Section 11.18 of the Credit Agreement. A Qualifying Subsidiary is an entity of which NovaCare or

PNC BANK, NATIONAL ASSOCIATION
______________, 199__
Page 6



NovaCare's Subsidiaries hold 80% or more of the ownership interests as more fully set forth in the Credit Agreement.)

                 (6) Financial Covenant Compliance (Paragraph (E) of definition of Permitted Purchase). On the Purchase Date and after giving effect to the Acquisition and any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, but otherwise on the basis of the most recent financial statements of NovaCare and its Subsidiaries delivered pursuant to Section 8.01(m) of the Credit Agreement and of the Seller and its Subsidiaries as attached hereto pursuant to Paragraph (8), the Loan Parties shall be in compliance with the following financial covenants:

                          (A) Funded Debt to Capitalization. (Section 8.02(m)). On the Purchase Date, the ratio of
                                  (i) Consolidated Funded Debt to (ii)
                                  Capitalization shall be __________ to 1.0.
                                  Such ratio must not be more than the
                                  following ratios for the following periods:

                                  Period                                     Ratio
                                  ------                                     -----
                                  Closing Date through
                                  June 30, 1996                              .50 to 1.0

                                  July 1, 1996 and
                                  thereafter                                 .45 to 1.0

                                  (a)      Consolidated Funded Debt, the
                                           numerator of the foregoing ratio, is
                                           determined as follows:

                                           Indebtedness of NovaCare and its
                                           Subsidiaries to persons other than
                                           NovaCare and its Subsidiaries on the
                                           Purchase Date in respect of, without
                                           duplication:

                                          (i)     Borrowed money                                     $
                                                                                                      --------

                                          (ii)    Amounts raised under or
                                                  liabilities in respect of any
                                                  note purchase or acceptance
                                                  credit facility                                    $
                                                                                                      --------

                                          (iii)   Reimbursement obligations under
                                                  any letter of credit,
                                                  currency swap agreement,
                                                  interest rate swap, cap,

PNC BANK, NATIONAL ASSOCIATION
______________, 199__
Page 7

                                                  collar or floor agreement or other interest
                                                  rate management device                             $
                                                                                                      --------
                                        (iv)      Other transactions (including
                                                  without limitation forward
                                                  sale or purchase agreements,
                                                  capitalized leases and
                                                  conditional sales agreements)
                                                  having the commercial effect
                                                  of a borrowing of money
                                                  entered into to finance
                                                  operations or capital
                                                  requirements (but not
                                                  including trade payables and
                                                  accrued expenses incurred in
                                                  the ordinary course of
                                                  business which are not
                                                  represented by a promissory
                                                  note)                                              $
                                                                                                      --------
                                        (v)       any guaranty of indebtedness for
                                                  borrowed money                                     $
                                                                                                      --------
                                        (vi)      Sum of (i) through (v) equals Consolidated
                                                  Funded Debt                                        $
                                                                                                      --------
                                  (b)   Capitalization, the denominator of
                                        the foregoing ratio, is determined
                                        as follows as of the Purchase Date:

                                        (i)       Consolidated Funded Debt
                                                  (amount from clause (vi) of
                                                  Paragraph (a) above)                               $
                                                                                                      --------

                                        (ii)      Consolidated Net Worth, which
                                                  is total stockholders' equity
                                                  of NovaCare and its
                                                  Subsidiaries as of the
                                                  Purchase Date                                      $
                                                                                                      --------
                                        (iii)     Sum of (i) and (ii) equals Capitalization          $
                                                                                                      --------

                          (B) Funded Debt to Cash Flow From Operations. (Section 8.02(n)). The ratio of (i) Consolidated Funded Debt on the Purchase Date to (ii) Consolidated Cash Flow from Operations for the four fiscal quarters ending immediately prior to the Purchase Date is

PNC BANK, NATIONAL ASSOCIATION
______________, 199__
Page 8



                                   __________ to 1.0.  Such ratio must not be
                                  more than the following ratios for the
                                  following periods:

                                  Period                                                  Ratio
                                  ------                                                  -----
                                  July 1, 1994 through
                                  June 30, 1995                                      3.00 to 1.00

                                  July 1, 1995 through
                                  December 31, 1995                                  2.75 to 1.00

                                  January 1, 1996 and
                                  thereafter                                         2.50 to 1.00

                                 (a)    Consolidated Funded Debt, the
                                        numerator of the foregoing ratio
                                        (amount from clause (vi) of
                                        Paragraph 6(A)(a) above)                     $
                                                                                      ---------
                                 (b)    Consolidated Cash Flow from
                                        Operations, the denominator of the
                                        foregoing ratio, for the four fiscal
                                        quarters ending immediately prior to
                                        the Purchase Date is determined as
                                        follows:

                                        (i)     Net Income                           $
                                                                                      ---------
                                        (ii)    Depreciation                         $
                                                                                      ---------
                                        (iii)   Amortization                         $
                                                                                      ---------
                                        (iv)    Other non-cash charges to net income $
                                                                                      ---------
                                        (v)     Interest Expense                     $
                                                                                      ---------
                                        (vi)    Income Tax Expense                   $
                                                                                      ---------
                                        (vii)   Sum of (i), (ii), (iii), (iv), (v)
                                                and (vi)                             $
                                                                                      ---------
                                        (viii)  Non-cash credits to net income       $
                                                                                      ---------

PNC BANK, NATIONAL ASSOCIATION
______________, 199__
Page 9

                                        (ix)      Item (vii) reduced by item
                                                  (viii) equals Consolidated
                                                  Cash Flow from Operations          $
                                                                                      ---------

                 (7) Permitted Purchase Compliance. (Clause (E) of definition of Permitted Purchase). On the Purchase Date and after giving effect to the Acquisition, the Purchase Price for such Acquisition, when aggregated with the Purchase Price of all other Permitted Purchases which occurred during the period beginning on the Effective Date through and including the date of determination is $_______________, which is less than or equal to the amount of $160,000,000.

                 (8) Attached Financial Statements. Attached hereto are true and correct copies of (i) the consolidated balance sheets and income statements of Seller and its Subsidiaries for their immediately preceding fiscal year and all other financial statements delivered by the Seller in connection with the Acquisition which consist of the following _________ [list]; (ii) any financial projections with respect to the Seller and its Subsidiaries received from the Seller or prepared by the Loan Parties; and
(iii) any revised budgets, and accompanying forecasts and projections prepared by NovaCare projecting its and its Subsidiaries' operations on a consolidated basis and separately for each line of business which have not previously been delivered to the Banks.

                 (9) Representations and Warranties. After giving effect to the Acquisition, any new Revolving Credit Loans to be requested or debt to be assumed in connection therewith, the representations and warranties contained in Article VI of the Credit Agreement shall be true on and as of the Purchase Date with the same effect as though such representations and warranties had been made on and as of the Purchase Date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement.

                 IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of ___________, 19__.

                           NOVACARE, INC.


                           By:
                              ---------------------------------------
                           Name:
                                -------------------------------------
                           Title:
                                 ------------------------------------

PNC BANK, NATIONAL ASSOCIATION
______________, 199__
Page 10



NovaCare is enclosing the following with this Certificate:

                                                                                              NovaCare to
                                                                                              Check if
                                                                                              Enclosed
                                                                                              --------
(10)     Agreements governing assumed Indebtedness described in Paragraph 2(B)
                                                                                              --------

(11)     Joinder documentation described in Paragraph 5
                                                                                              --------

(12)     Financial Statements of the Seller and its Subsidiaries described in
         Paragraph 8(i)
                                                                                              --------

(13)     Financial projections of the Seller and its Subsidiaries described in
         Paragraph 8(ii)
                                                                                              --------

(14)     Budget, forecasts and projections described in Paragraph 8(iii)
                                                                                              --------

PNC BANK, NATIONAL ASSOCIATION
______________, 199__
Page 11



ACKNOWLEDGMENT BY BANKS:

NovaCare to initial either (a) or (b) below as applicable:


                                                                                        Initial
                                                                                       Applicable
                                                                                          Line
                                                                                       ----------
(15)     Each Bank shall be deemed to approve of this
         proposed Acquisition unless it notifies NovaCare in
         writing within ten (10) Business Days after it receives
         a copy of this certification that it disapproves of this
         certification because both of the following
         are true:

         (A) the Purchase Price listed in Paragraph 2(A) of this certificate is less than or equal to $30,000,000

                 and

         (B)     the amount of the Assumed Indebtedness set forth
                 in Paragraph 2(B) of this certificate is less than
                 or equal to $15,000,000
                                                                                       ----------

(16) Each Bank shall be deemed to approve of this proposed Acquisition only by notifying NovaCare in writing of its approval because either of the following is true:

         (A) the Purchase Price set forth in Paragraph 2(A) of this certificate is greater than $30,000,000

                 or

         (B)     the amount of Assumed Indebtedness set forth in
                 Paragraph 2(B) of this certificate is greater
                 than $15,000,000
                                                                                       ----------

PNC BANK, NATIONAL ASSOCIATION
______________, 199__
Page 12


Banks to Sign and Initial Approval or Disapproval of proposed Acquisition:

                                                            Approve                   Disapprove
                                                            -------                   ----------
PNC BANK, NATIONAL ASSOCIATION

By:
   ----------------------------------------                 -----------------        -----------------
Name:
     --------------------------------------
Title:
      -------------------------------------

CORESTATES BANK, N.A.

By:
   ----------------------------------------                 -----------------        -----------------
Name:
     --------------------------------------
Title:
      -------------------------------------

FIRST UNION NATIONAL BANK
OF NORTH CAROLINA

By:
   ----------------------------------------                 -----------------        -----------------
Name:
     --------------------------------------
Title:
      -------------------------------------

MELLON BANK, N.A.

By:
   ----------------------------------------                 -----------------        -----------------
Name:
     --------------------------------------
Title:
      -------------------------------------

NATIONSBANK N.A.

By:
   ----------------------------------------                 -----------------        -----------------
Name:
     --------------------------------------
Title:
      -------------------------------------

FLEET BANK OF MASSACHUSETTS, N.A.

By:
   ----------------------------------------                 -----------------        -----------------
Name:
     --------------------------------------
Title:
      -------------------------------------

                              EXHIBIT 8.01(m)(iii)

                             COMPLIANCE CERTIFICATE

                                               , 19
                           --------------------    --


PNC BANK, NATIONAL ASSOCIATION
  as Agent for the Banks party
  to the Credit Agreement Referred to Below
Fifth Avenue and Wood Street
Pittsburgh, PA  15265

Ladies and Gentlemen:

                 I refer to the Credit Agreement dated as of May 27, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among NOVACARE, INC., a Delaware corporation ("NovaCare"), and the other Borrowers and the Guarantors under such Credit Agreement (collectively, the "Loan Parties"), the Banks party thereto and PNC BANK, NATIONAL ASSOCIATION, as Agent for such Banks. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

                 I, ______________________________, [President/Chief Executive
Officer/Chief Financial Officer] of NovaCare, do hereby certify pursuant to
Section 8.01(m)(iii) of the Credit Agreement on behalf of NovaCare as of the [fiscal quarter/year ended _______________, 19___] the "Report Date"), as follows:

                 (1) Minimum Current Ratio. (Section 8.02(k)). The ratio of (i) consolidated current assets of NovaCare and its Subsidiaries to (ii) consolidated current liabilities of NovaCare and its Subsidiaries calculated as of the Report Date is __________ to 1.0 which is not less than the following ratios for the following periods:

                               Period                                        Ratio
                               ------                                        -----
                               Closing Date through
                               6/30/1997                                     2.0 to 1.0

                               7/1/1997 and
                               thereafter                                    1.75 to 1.0

                 (2) Minimum Net Worth. (Section 8.02(l)). As of the Report Date, the Consolidated Net Worth is $__________ which is not less than the Minimum Net Worth Requirement which is $__________. Such amounts are computed as follows:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 2

                          (A)     Consolidated Net Worth as of the Report Date:

                                  Total stockholders' equity of NovaCare and
                                  its Subsidiaries                                                      $
                                                                                                        ------------
                          (B-1)   Minimum Net Worth Requirement as of the
                                  Report Date for any Report Date occurring
                                  between the Closing Date through, but not
                                  including, the Sixth Amendment Effective
                                  Date:

                                  (i)                                                                   $375,250,000

                                  (ii)     Seventy-five percent (75%) of
                                           Consolidated Net Income of NovaCare
                                           and its Subsidiaries for each fiscal
                                           quarter in which net income was
                                           earned (as opposed to a net loss)
                                           from March 31, 1994 through (and
                                           including) the Report Date computed
                                           as follows:

                                           (a)    consolidated net income                   $
                                                                                             -------
                                           (b)    Less: increases in net income
                                                  resulting from changes in
                                                  GAAP after Closing Date                  ($       )
                                                                                              ------
                                           (c)    Plus: decreases in net
                                                  income resulting from
                                                  changes in GAAP after
                                                  Closing Date                              $
                                                                                             -------

                                           (d)    Subtotal sum of (a), (b)
                                                  and (c)                                   $
                                                                                             -------
                                           (e)    Line (d) times 75%                                    $
                                                                                                         -------------

                                  (iii)    One hundred percent (100%) of all
                                           proceeds received by NovaCare in
                                           connection with the sale of shares
                                           of its capital stock after deducting
                                           any expenses associated with such
                                           sale (including proceeds from
                                           conversion of the Subordinated
                                           Debentures) during the

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 3



                                           period from March 31, 1994 through
                                           (and including) the Report Date                             $
                                                                                                        -------
                                  (iv)     Sum of (i), (ii) and (iii) equals
                                           Minimum Net Worth Requirement                               $
                                                                                                        -------
                          (B-2)   Minimum Net Worth Requirement as of the
                                  Report Date.  For any Report Date occurring
                                  on and after the Sixth Amendment Effective
                                  Date through and including June 30, 1996:

                                  (i)                                                                  $487,635,000

                                  (ii)     Ninety-five percent (95%) of
                                           Consolidated Net Income of NovaCare
                                           and its Subsidiaries for each fiscal
                                           quarter after the fiscal quarter
                                           ended June 30, 1995 in which net
                                           income was earned (as opposed to a
                                           net loss) from July 1, 1995 through
                                           (and including) the Report Date
                                           computed as follows:

                                           (a)    consolidated net income                  $
                                                                                            -------

                                           (b)    Less:  increases in net income
                                                  resulting from changes in GAAP
                                                  after Closing Date                       ($       )
                                                                                              ------
                                           (c)    Plus:  decreases in net income
                                                  resulting from changes in GAAP
                                                  after Closing Date                       $
                                                                                            -------
                                           (d)    Subtotal sum of (a), (b)
                                                  and (c)                                  $
                                                                                            -------
                                           (e)    Line (d) times 95%                                   $
                                                                                                        -------
                                  (iii)    One hundred percent (100%) of all
                                           proceeds received by NovaCare in
                                           connection with the sale of shares
                                           of its capital stock after deducting
                                           any expenses associated with such
                                           sale (including proceeds from
                                           conversion of the Subordinated
                                           Debentures) during the

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 4




                                           period from July 1, 1995 through (and
                                           including) the Report Date                      $
                                                                                            -------
                                 (iv)      One hundred percent (100%) of the cash
                                           purchase price of common stock of
                                           NovaCare repurchased by NovaCare,
                                           up to an aggregate maximum
                                           amount of $55,000,000 during the
                                           period from July 1, 1995 through (and
                                           including) the Report Date                      $
                                                                                            -------
                                 (v)       Aggregate deductions from Consolidated
                                           Net Income for non-cash extraordinary
                                           items, up to an aggregate maximum
                                           amount of $83,000,000 during the period
                                           from July 1, 1995 through (and
                                           including) the Report Date                      $
                                                                                            -------
                                  (vi)     Sum of amounts under clauses (i),
                                           (ii) and (iii) reduced by amounts
                                           under clauses (iv) and (v) equals
                                           Minimum Net Worth Requirement                   $
                                                                                            -------
                          (B-3)   Minimum Net Worth Requirement as of the Report
                                  Date for any Report Date occurring on or after
                                  July 1, 1996:

                                  (i)      Amount determined under item (vi) of
                                           clause (B-2) above as of June 30, 1996          $
                                                                                            -------
                                  (ii)     Seventy-five percent (75%) of
                                           Consolidated Net Income of NovaCare
                                           and its Subsidiaries for each fiscal
                                           quarter in which net income was earned
                                           (as opposed to a net loss) from July
                                           1, 1996 through (and including) the
                                           Report Date computed as follows:

                                           (a)     consolidated net income                 $
                                                                                            -------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 5


                                          (b)      Less:  increases in net income
                                                   resulting from changes in
                                                   GAAP after Closing Date                 ($       )
                                                                                             ------
                                          (c)      Plus:  decreases in net
                                                   income resulting from
                                                   changes in GAAP after
                                                   Closing Date                            $
                                                                                            -------
                                          (d)      Subtotal sum of (a),
                                                   (b) and (c)                             $
                                                                                            -------
                                          (e)      Line (d) times 75%                      $
                                                                                            -------
                                  (iii)    One hundred percent (100%) of all
                                           proceeds received by NovaCare in
                                           connection with the sale of shares
                                           of its capital stock after deducting
                                           any expenses associated with such
                                           sale (including proceeds from
                                           conversion of the Subordinated
                                           Debentures) during the period from
                                           July 1, 1996 through (and including)
                                           the Report Date                                 $
                                                                                            -------
                                  (iv)     Sum of (i), (ii), and (iii) equals
                                           Minimum Net Worth Requirement                   $
                                                                                            -------

                 (3) Funded Debt to Capitalization. (Section 8.02(m)). As of the Report Date, the ratio of (i) Consolidated Funded Debt to (ii) Capitalization is __________ to
                          1.0. Such ratio must not be more than the following ratios for the following periods:

                                                  Period                             Ratio
                                                  ------                             -----
                                          Closing Date through
                                          June 30, 1996                              .50 to 1.0

                                          July 1, 1996 and
                                          thereafter                                 .45 to 1.0

                          (A) Consolidated Funded Debt, the numerator of the foregoing ratio, is determined as follows:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 6



                                  Indebtedness of NovaCare and its Subsidiaries on the Report Date to persons other than NovaCare and its Subsidiaries in respect of, without duplication:

                                  (i)      Borrowed money                                  $
                                                                                            -------
                                  (ii)     Amounts raised under or liabilities
                                           in respect of any note purchase or
                                           acceptance credit facility                      $
                                                                                            -------

                                  (iii)    Reimbursement obligations under any
                                           letter of credit, currency swap
                                           agreement, interest rate swap, cap,
                                           collar or floor agreement or other
                                           interest rate management device                 $
                                                                                            -------
                                  (iv)     Other transactions (including
                                           without limitation forward sale or
                                           purchase agreements, capitalized
                                           leases and conditional sales
                                           agreements) having the commercial
                                           effect of a borrowing of money
                                           entered into to finance operations
                                           or capital requirements (but not
                                           including trade payables and accrued
                                           expenses incurred in the ordinary
                                           course of business which are not
                                           represented by a promissory note)               $
                                                                                            -------
                                  (v)      any guaranty of indebtedness for
                                           borrowed money                                  $
                                                                                            -------
                                  (vi)     Sum of (i) through (v) equals Consolidated
                                           Funded Debt                                     $
                                                                                            -------
                          (B)     Capitalization, the denominator of the foregoing
                                  ratio, is determined as follows:

                                  (i)      Consolidated Funded Debt (amount
                                           from clause (vi) of Paragraph (A)
                                           above)                                          $
                                                                                            -------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 7





                                  (ii)     Consolidated Net Worth, which is
                                           total stockholders' equity of
                                           NovaCare and its Subsidiaries as of
                                           the Report Date                                 $
                                                                                            -------
                                  (iii)    Sum of (i) and (ii) equals Capitalization       $
                                                                                            -------

                 (4) Funded Debt to Cash Flow From Operations. (Section 8.02(n)). The ratio of (i) Consolidated Funded Debt on the Report Date to (ii) Consolidated Cash Flow from Operations for the four fiscal quarters ending on the Report Date is __________ to 1.0. Such ratio must not be more than the following ratios for the following periods:

                          Period                                                      Ratio
                          ------                                                      -----
                          July 1, 1994 through
                          June 30, 1995                                               3.00 to 1.00

                          July 1, 1995 through
                          December 31, 1995                                           2.75 to 1.00

                          January 1, 1996 and
                          thereafter                                                  2.50 to 1.00

                          (A)     Consolidated Funded Debt, the numerator of
                                  the foregoing ratio (amount from Paragraph
                                  3(A) above)                                         $
                                                                                       -------
                          (B)     Consolidated Cash Flow from Operations(1), the
                                  denominator of the foregoing ratio, for the
                                  four fiscal quarters ending on the Report
                                  Date is determined as follows:

                                  (i)      Net Income                                 $
                                                                                       -------
                                  (ii)     Depreciation                               $
                                                                                       -------
                                  (iii)    Amortization                               $
                                                                                       -------
                                  (iv)     Other non-cash charges to net income       $
                                                                                       -------


- -------------------------------------

(1) To be adjusted in accordance with the definition of Consolidated Cash Flow from Operations set forth in the Credit Agreement to give effect to Permitted Acquisitions and Permitted Asset Transfers during the four fiscal quarters ending on the Report Date.

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 8

                                  (v)      Interest Expense                                           $
                                                                                                       -------
                                  (vi)     Income Tax Expense                                         $
                                                                                                       -------
                                  (vii)    Sum of (i), (ii), (iii), (iv), (v) and (vi)                $
                                                                                                       -------
                                  (viii)   Non-cash credits to net income                             $
                                                                                                       -------
                                  (ix)     Item (vii) reduced by item (viii)
                                           equals Consolidated Cash Flow from
                                           Operations                                                 $
                                                                                                       -------

                 (5) Minimum Fixed Charge Coverage Ratio (2). (Section 8.02(o)). The ratio of (i) Consolidated Earnings Available for Fixed Charges to (ii) Consolidated Fixed Charges for the four fiscal quarters ending on the Report Date is __________ to 1.0. Such ratio must not be less than the following ratios for the following periods:

                          Period                                                      Ratio
                          ------                                                      -----
                          Closing Date through
                          June 30, 1996                                               1.5 to 1.0

                          July 1, 1996 and
                          thereafter                                                  1.75 to 1.0

                          (A-1) For any Report Date occurring between the Closing Date through, but not including the Sixth Amendment Effective Date, Consolidated
                                  Earnings Available for Fixed Charges, the numerator of the foregoing ratio is determined as follows:

                                  (i)      Net income                                 $
                                                                                       -------
                                  (ii)     Interest expense                           $
                                                                                       -------
                                  (iii)    Income tax expense                         $
                                                                                       -------




- ---------------------------------------

(2) To be adjusted in accordance with the definitions of Consolidated Earnings Available for Fixed Charges and Consolidated Fixed Charges set forth in the Credit Agreement to give effect to Permitted Acquisitions which occur during the four fiscal quarters ending on the Report Date.

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 9


                                  (iv)     Operating lease expense                                    $
                                                                                                       -------
                                  (v)      The sum of (i) through (iv)                                $
                                                                                                       -------
                          (A-2)   For any Report Date occurring between the
                                  Closing Date through, but not including the
                                  Sixth Amendment Effective Date, Consolidated
                                  Fixed Charges, the denominator of the
                                  foregoing ratio, for the four fiscal quarters
                                  ending on the Report Date, is determined as
                                  follows:

                                  (vi)     Interest expense                                           $
                                                                                                       -------
                                  (vii)    Operating lease expense                                    $
                                                                                                       -------
                                  (viii)   The sum of (i) and (ii)                                    $
                                                                                                       -------
                          (B-1)   For any Report Date occurring on or after the
                                  Sixth Amendment Effective Date, Consolidated
                                  Earnings Available for Fixed Charges, the
                                  numerator of the foregoing ratio is
                                  determined as follows:

                                  (i)      Net Income                                                 $
                                                                                                       -------
                                  (ii)     Interest Expense                                           $
                                                                                                       -------
                                  (iii)    Income Tax Expense                                         $
                                                                                                       -------
                                  (iv)     Depreciation                                               $
                                                                                                       -------
                                  (v)      Amortization                                               $
                                                                                                       -------
                                  (vi)     Other non-cash charges to net income                       $
                                                                                                       -------
                                  (vii)    Expenses under operating leases                            $
                                                                                                       -------
                                  (viii)   Sum of (i), (ii), (iii), (iv), (v) and (vi)                $
                                                                                                       -------
                                  (ix)     Non-cash credits to net income                             $
                                                                                                       -------
                                  (x)      Item (viii) reduced by item (ix) equals
                                           Consolidated Earnings Available for
                                           Fixed Charges                                              $
                                                                                                       -------

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 10



                          (B-2) For any Report Date occurring on or after the Sixth Amendment Effective Date, Consolidated
                                  Fixed Charges, the denominator of the
                                  foregoing ratio is determined as follows:

                                  (i)      Interest Expense                                        $
                                                                                                    -------
                                  (ii)     Expenses under operating leases                         $
                                                                                                    -------
                                  (iii)    Income Tax Expense                                      $
                                                                                                    -------
                                  (iv)     Current maturities of long-term Indebtedness            $
                                                                                                    -------
                                  (v)      Current principal payments under
                                           capitalized leases (for the twelve
                                           (12) month period following the
                                           Report Date)                                            $
                                                                                                    -------
                                  (vi)     The sum of (i) through (v)                              $
                                                                                                    -------

                 (6)      [INTENTIONALLY OMITTED]

                 (7) Indebtedness Assumed in Permitted Acquisitions; Purchase Money Security Interests (Sections 8.02(a)(v) and (vi)).

                          (a) Permitted Purchases and Purchase Money Security Interests (Section 8.02(a)(v)). The amount of Indebtedness of the Loan Parties described in Section 8.02(a)(v) of the Credit Agreement is $__________ on the Report Date which is less than $20,000,000, the maximum permitted amount. The amount of such Indebtedness is computed as follows:

                                  (i)      Purchase Money Security Interests
                                           entered into in the ordinary course
                                           of business                                             $
                                                                                                    -------

                                  (ii)     Permitted Purchases - Indebtedness
                                           (including extensions and renewals
                                           thereof) either (1) assumed by Loan
                                           Parties pursuant to acquisitions of
                                           the assets of other persons (by
                                           purchase, merger or otherwise) in
                                           Permitted Purchases between the
                                           Closing Date and the Report Date or
                                           (2) of corporations, partnerships or
                                           other entities whose stock,
                                           partnership interests or other
                                           ownership interests were acquired by
                                           Loan Parties (by purchase, merger or
                                           otherwise) in Permitted Purchases
                                           between the Closing Date

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 11



                                        and the Report Date, which in the case
                                        of either (1) or (2) above remains
                                        outstanding on the Report Date:

                 Loan Party                                    Collateral
                 which is                                      securing
                 now liable                Date of             the
                 on the                    Permitted           Indebtedness          Indebtedness
                 Indebtedness              Purchase            (if any)              Outstanding
                 ------------              --------            --------              -----------
                                                                                     $
                 ----------------          ------------        -------------          ---------------
                                                                                     $
                 ----------------          ------------        -------------          ---------------
                                                                                     $
                 ----------------          ------------        -------------          ---------------

                                           Total                                     $
                                                                                      ---------------

                                  (iii)      Sum of Lines (i) and (ii) (may not
                                             exceed  $20,000,000)                    $
                                                                                      ---------------

                          (b)     Permitted Poolings (Section 8.02(a)(vi)).
                                  The amount of Indebtedness of the Loan
                                  Parties described in Section 8.02(a)(vi) of the Credit Agreement incurred during the current fiscal year was $__________ which is less than $100,000,000, the maximum amount permitted to be incurred during the current fiscal year. The amount of such Indebtedness is computed as follows:

                                  Indebtedness either (1) assumed by acquiring
                                  Loan Parties in Permitted Poolings during the current fiscal year, or (2) of Pooling Partners and their Subsidiaries whose stock or other ownership interests were acquired in Permitted Poolings during the current fiscal year, including in the case of both (1) and
                                  (2) any Indebtedness which has been repaid since the date of the pooling as well as Indebtedness which remains outstanding on the date of this certificate.

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 12




        Loan Party which
      assumed Indebtedness                                    Collateral securing
    or Pooling Partner whose              Date of               the Indebtedness              Amount of
       stock was acquired            Permitted Pooling              (if any)                Indebtedness
       ------------------            -----------------              --------                ------------
                                                                                           $
        ----------------                ----------               -------------              -------------
                                                                                           $
        ----------------                ----------               -------------              -------------
                                                                                           $
        ----------------                ----------               -------------              -------------

                 Total (may not exceed $100,000,000)                                       $
                                                                                            -------------

                 (8) Permitted Additional Institutional Indebtedness (Section 8.02(a)(viii) and definition of "Permitted Additional Institutional Indebtedness"). The following is a list of Permitted Additional Institutional Indebtedness outstanding on the Report
                          Date:

                                                                                                        Documentation governing
                                                                                                           has been delivered
                                                                 Loan                                          to Agent**
                                             Lender              Party               Amount                     (yes/no)
                                             ------              -----               ------                     --------
                                                                                 $
                                        ---------------      ------------         -------------              --------------

                                                                                 $
                                        ---------------      ------------         -------------              --------------

                                                                                 $
                                        ---------------      ------------         -------------              --------------


                 ** Documentation governing Indebtedness should be enclosed with the certificate if it has not previously been delivered to Agent

                 (9) Permitted Additional Subordinated Indebtedness in Excess of $5,000,000 (Section 8.02(a)(ix) and definition of "Permitted Additional Subordinated Indebtedness"). The following is a list of all Permitted Additional Subordinated Indebtedness outstanding on the Report Date which individually exceeds $5,000,000:

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 13





                                                                                                         Documentation governing
                                                                                                       debt has been delivered to
                                                                     Loan                                       Agent **
                                                   Lender            Party            Amount                    (yes/no)
                                                   ------            -----            ------                    --------
                                                                                  $
                                               ---------------   ------------      -------------              ------------

                                                                                  $
                                               ---------------   ------------      -------------              ------------

                                                                                  $
                                               ---------------   ------------      -------------              ------------


                 ** Documentation governing Indebtedness should be enclosed with the certificate if it has not previously been delivered to Agent

                 (10) Permitted Acquisitions. (Section 8.02(d)) The Loan Parties made the following Permitted Acquisitions during the quarter ending on the Report Date:

                                                                        Type of
                                                                      Transaction
                                                                       (Permitted
                                                                       Purchase/                            Purchase Price/
                                             Seller/                   Permitted         Date of                Pooling
                                         Pooling Partner                Pooling)         Closing             Consideration
                                         ---------------                --------         -------             -------------
                                          ______________              ___________        _______              ____________

                                          ______________              ___________        _______              ____________

                                          ______________              ___________        _______              ____________



                 (11) Permitted Investment in Excluded Entities; (Sections 8.02(f) and (i)). The Loan Parties' Restricted
                          Investments: (a) of the type described in clause (i) of the definition of Permitted Investment in Excluded Entities collectively are $_______; (b) of the type described in clause (ii) of the definition of Permitted Investment in Excluded Entities collectively are $_______; and (c) of the type described in clause (iii) of the definition of Permitted Investment in Excluded Entities collectively are $________. In the aggregate, the Permitted Investment in Excluded Entities described in the preceding clauses (a), (b), and (c) is $________ which is less than $30,000,000. The foregoing is computed below. The table below lists as of the Report Date each Subsidiary and Minority Subsidiary which is not a Borrower or Guarantor (whether or not the Loan Parties have made a Restricted Investment therein), each Unaffiliated Managed Company in

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 14



                          which the Loan Parties have made a Restricted Investment and each other entity in which the Loan Parties have made a Permitted Investment in Excluded Entities.

                                                                                                   (iv)
                                              (i)                                                  Other                Total
                                          Investments(3)                      (iii)             obligations           Restricted
                                             in or            (ii)          Guaranties           to or for           Investments
                                         contributions      Loans to       on behalf of         the benefit            (Sum of
                           Excluded       to Excluded       Excluded         Excluded           of Excluded          columns (i)
                            Entity           Entity          Entity           Entity              Entity              thru (iv))
                            ------           ------          ------           ------              ------              ----------
                                                                                                                     $
                           --------        ---------        -------         ---------           -----------           ----------

                                                                                                                     $
                           --------        ---------        -------         ---------           -----------           ----------

                         Total (must be less than $30,000,000)                                                       $
                                                                                                                      ----------

                 (12) Events of Default or Potential Default. No event has occurred and is continuing which constitutes an Event of Default or Potential Default.

                 (13) Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement are true on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall have been true and correct on and as of the specific dates or times referred to therein) and the Loan Parties have performed and complied with all covenants and conditions hereof.





- ---------------------------------

(3) Indicate if nature of Restricted Investment is tangible property.
Restricted Investment in certain Excluded Entities is limited to the per entity amount specified in the definition of Permitted Investment in Excluded Entities.

PNC BANK, NATIONAL ASSOCIATION
_______________, 19___
Page 15



                 IN WITNESS WHEREOF, the undersigned has executed this Certificate this _____ day of _____________, 19_____.


                            By:
                               ---------------------------------------------
                            Name:
                                 -------------------------------------------
                            Title:
                                  ------------------------------------------